Exhibit 10.4

EXECUTION VERSION

THIRD AMENDMENT, dated as of October [30], 2009 (this “Amendment”), to the Amended and Restated Credit Agreement, dated as of November 3, 2005 (as the same may be amended (including pursuant to this Amendment), supplemented or otherwise modified from time to time, the “Credit Agreement”), among Roundy’s Supermarkets, Inc., a Wisconsin corporation (the “Borrower”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), Bear, Stearns &Co. Inc. and Goldman Sachs Credit Partners L.P., as joint lead arrangers and joint bookrunners (in such capacities, the “Lead Arrangers”), JPMorgan Chase Bank, N.A., as administrative agent (as successor in interest to Bear Stearns Corporate Lending Inc. and in such capacity, the “Administrative Agent”), Goldman Sachs Credit Partners L.P., as syndication agent (in such capacity, the “Syndication Agent”), the institutions listed in the Credit Agreement as documentation agents (collectively, in such capacity, the “Documentation Agents”), among the Borrower, the Lenders parties thereto, the Administrative Agent, JPMorgan Securities Inc., as sole lead arranger and sole bookrunner in connection with this Amendment (in such capacity, the “Third Amendment Arranger”), Bank of America, N.A. and Cooperatieve Centrale RAiffeisen-Boerenleenbank B.A. “Rabobank Nederland”, New York Branch), as co-syndication agents in connection with this Amendment (in such capacity, the “Third Amendment Co-Syndication Agent”).

R E C I T A L S

WHEREAS, the Borrower desires to amend the Credit Agreement on the terms set forth herein;

WHEREAS, each of the parties hereto is willing to enter into this Amendment on the terms and subject to the conditions set forth herein; and

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

Section 1.               Amendment. The Credit Agreement is, effective as of the Third Amendment Effective Date (as defined below), hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the pages of the Credit Agreement attached as Exhibit A hereto.

Section 2.               Representations and Warranties; no Default. The Borrower hereby represents and warrants that as of the Third Amendment Effective Date, after giving effect to the amendments set forth in this Amendment, (i) no Default or Event of Default has occurred and is continuing and (ii) each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents are true and correct in all material respects on and as of the date hereof, except for representations and warranties expressly stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects on such earlier date.

Section 3.               Effectiveness. Section 1 of this Amendment shall become effective on the date (such date, if any, the “Third Amendment Effective Date”) that the following conditions have been satisfied or waived:

(i)                                                                                                  the Administrative Agent shall have received executed signature pages hereto from the Required Lenders and each Loan Party;

(ii)                                                                                               the Administrative Agent shall have received from Borrower a non-refundable extension fee payable on the Third Amendment Effective Date, for the account of each Lender that consents to the extension of the date on which final payment of its Term Loans is due and the Revolving Termination Date with respect to its Revolving Commitments on or prior to October 28, 2009, in an amount equal to (i) 0.50% of the aggregate amount of such Lender’s Revolving Commitments or Revolving Loans and (ii) up to 0.50% of the aggregate amount of such Lender’s Term Loans being extended as of the Third Amendment Effective Date;

(iii)                                                                                            the Administrative Agent shall have received from the Borrower a non-refundable consent fee payable on the Third Amendment Effective Date and in addition to any fee paid pursuant to clause (ii) above, for the account of each Lender that delivers an executed signature page to this Third Amendment on or prior to October 28, 2009, in an amount equal to 0.05% of such Lender’s Term Loans and Revolving Commitments or Revolving Loans as of the Third Amendment Effective Date;

(iv)                                                                                           the Administrative Agent shall have received (a) the executed legal opinion of Kirkland & Ellis LLP, counsel to the Borrower and (b) such other legal opinions of such special and local counsel as may be required by the Administrative Agent. Each such legal opinion shall cover such other matters incident to the transactions contemplated by this Agreement as the Administrative Agent may reasonably require;

(v)                                                                                              the Administrative Agent shall have received (i) a certificate of each Loan Party, dated the Third Amendment Effective Date, substantially in the form of Exhibit C to the Credit Agreement, with appropriate insertions and attachments, including the certificate of incorporation of each Loan Party that is a corporation certified by the relevant authority of the jurisdiction or organization of such Loan Party and a (ii) long form good standing certificate for each Loan Party from it jurisdiction of organization;

(vi)                                                                                           the Administrative Agent shall have received a certificate duly executed by a Responsible Officer certifying that no Default or Event of Default shall have occurred and be continuing on the Third Amendment Effective Date after giving effect to this Amendment;

(vii)                                                                                        the Administrative Agent shall have received, to the extent not previously delivered, (i) the certificates representing the shares of Capital Stock pledged pursuant to the Guarantee and Collateral Agreement, together with an undated stock power for each such certificate executed in blank by a duly authorized officer of the pledgor thereof and (ii) each promissory note (if any) pledged to the Administrative Agent pursuant to the Guarantee and Collateral Agreement endorsed (without recourse) in blank (or accompanied by an executed transfer form in blank) by the pledgor thereof;

(viii)                                                                                     to the extent not previously delivered, each document (including any Uniform Commercial Code financing statement) required by the Security Documents or under law to be filed, registered or recorded in order to create in favor of the Administrative Agent, for the benefit of the Secured Parties, a perfected Lien on the Collateral described therein, prior and superior in right to any other Person (other than with respect to Liens expressly permitted by Section 8.3), shall be in proper form for filing, registration or recordation; and

(ix)                                                                                             the Borrower shall have paid all reasonable out-of-pocket expenses required to be paid in connection with the negotiation, execution and delivery of this Third Amendment in accordance with the terms of Section 11.5 of the Credit Agreement.

Section 4.                   Counterparts; Integration; Effectiveness. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment and any agreements referred to herein constitute the entire contract among the parties hereto relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Upon the effectiveness of this Amendment as set forth in Section 16 hereof, this Amendment shall be binding upon and inure to the benefit of the parties hereto and, subject to and in accordance with Section 11.6 of the Credit Agreement, their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic transmission (i.e. a “pdf” or “tif”) shall be as effective as delivery of a manually executed counterpart of this.

Section 5.                   Continuing Effect of the Credit Agreement. This Amendment shall not constitute an amendment or waiver of or consent to any provision of the Credit Agreement (as amended by the First Amendment, dated as of June 7, 2006 (the

“First Amendment”) to the Credit Agreement and the Second Amendment, dated as of January 29, 2007 (the “Second Amendment”) to the Credit Agreement) or the other Loan Documents not expressly referred to herein and shall not be construed as an amendment, waiver or consent to any action on the part of the Borrower that would require an amendment, waiver or consent of the Administrative Agent or the Lenders except as expressly stated herein. Except as expressly amended hereby, the provisions of the Credit Agreement (as amended by the First Amendment to the Credit Agreement and the Second Amendment) and the other Loan Documents are and shall remain in full force and effect in accordance with its terms.

Section 6.                   Ratification. As modified hereby, the Loan Documents shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

Section 7.                   GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

Section 8.                   Severability. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

[Signature Pages Provided Separately]

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed and delivered by their respective proper and duly authorized officers of the day and year first above written

ROUNDY’S SUPERMARKETS, INC.

By:	/s/ Edward G. Kitz
Name: Edward G. Kitz
Title: Group Vice President Legal, Risk & Treasury, Corporate Secretary

[Signature Page to Third Amendment]

Acknowledged and Agreed to:

ROUNDY’S ACQUISITION CORP.

By:	/s/ Darren W. Karst
Name: Darren W. Karst
Title: Vice President, Chief Financial Officer and Assistant Secretary

[Signature Page to Third Amendment]

I.T.A., INC.

By:	/s/ Edward G. Kitz
Name: Edward G. Kitz
Title: Vice President and Secretary

[Signature Page to Third Amendment]

IRP, LLC

By:	/s/ Edward G. Kitz
Name: Edward G. Kitz
Title: Vice President and Secretary

[Signature Page to Third Amendment]

JONDEX CORP.

By:	/s/ Edward G. Kitz
Name: Edward G. Kitz
Title: Vice President and Secretary

[Signature Page to Third Amendment]

KEE TRANS, INC.

By:	/s/ Edward G. Kitz
Name: Edward G. Kitz
Title: Vice President and Secretary

[Signature Page to Third Amendment]

MEGA MARTS, LLC

By:	/s/ Edward G. Kitz
Name: Edward G. Kitz
Title: Vice President and Secretary

[Signature Page to Third Amendment]

RBF, LLC

By:	/s/ Edward G. Kitz
Name: Edward G. Kitz
Title: Vice President, Secretary and Treasurer

[Signature Page to Third Amendment]

ROUNDY’S ILLINOIS, LLC

By:	/s/ Edward G. Kitz
Name: Edward G. Kitz
Title: Vice President and Secretary

[Signature Page to Third Amendment]

SHOP-RITE, LLC

By:	/s/ Edward G. Kitz
Name: Edward G. Kitz
Title: Vice President and Secretary

[Signature Page to Third Amendment]

ULTRA MART FOODS, LLC

By:	/s/ Edward G. Kitz
Name: Edward G. Kitz
Title: Vice President and Secretary

[Signature Page to Third Amendment]

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:	/s/ Anthony W. Bartell
Anthony W. Bartell
Vice President

[Signature Page to Third Amendment]

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:	Malibu CBNA Loan Funding LLC

If executing as an Extending Term Lender:		If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:		Amount of Revolving Commitment:
$4,023,898.65
$
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:		Amount of Revolving Commitment to be extended:
$4,023,898.65
$

By:	/s/ Adam Kaiser	By:
	Name: Adam Kaiser	Name:
	Title: ATTORNEY-IN-FACT	Title:

Second signature (if required):		Second signature (if required):

By:
By:	NA	Name:
	Name:	Title:
Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:	Pacifica CDO II, LTD

If executing as an Extending Term Lender:	If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:	Amount of Revolving Commitment:
$4,474,072.30
$
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:	Amount of Revolving Commitment to be extended:
$4,474,072.30
$

By:	/s/ William Lemberg	By:
Name: William Lemberg	Name:
Title: Senior Vice President	Title:

Second signature (if required):	Second signature (if required):

By:
By:	Name:
Name:	Title:
Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:	Pacifica CDO III, LTD

If executing as an Extending Term Lender:	If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:	Amount of Revolving Commitment:
$4,355,313.02
$
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:	Amount of Revolving Commitment to be extended:
$4,355,313.02
$

By:	/s/ William Lemberg	By:
Name: William Lemberg	Name:
Title: Senior Vice President	Title:

Second signature (if required):	Second signature (if required):

By:
By:	Name:
Name:	Title:
Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:	Pacifica CDO IV, LTD

If executing as an Extending Term Lender:	If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:	Amount of Revolving Commitment:
$3,484,250.41
$
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:	Amount of Revolving Commitment to be extended:
$3,484,250.41
$

By:	/s/ William Lemberg	By:
Name: William Lemberg	Name:
Title: Senior Vice President	Title:

Second signature (if required):	Second signature (if required):

By:
By:	Name:
Name:	Title:
Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:	Pacifica CDO V, LTD

If executing as an Extending Term Lender:	If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:	Amount of Revolving Commitment:
$5,226,375.62
$
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:	Amount of Revolving Commitment to be extended:
$5,226,375.62
$

By:	/s/ William Lemberg	By:
Name: William Lemberg	Name:
Title: Senior Vice President	Title:

Second signature (if required):	Second signature (if required):

By:
By:	Name:
Name:	Title:
Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:	Pacifica CDO VI, LTD

If executing as an Extending Term Lender:	If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:	Amount of Revolving Commitment:
$3,970,995.84
$
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:	Amount of Revolving Commitment to be extended:
$3,970,995.84
$

By:	/s/ William Lemberg	By:
Name: William Lemberg	Name:
Title: Senior Vice President	Title:

Second signature (if required):	Second signature (if required):

By:
By:	Name:
Name:	Title:
Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:	Westwood CDO I, LTD

If executing as an Extending Term Lender:	If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:	Amount of Revolving Commitment:
$4,397,234.56
$
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:	Amount of Revolving Commitment to be extended:
$4,397,234.56
$

By:	/s/ William Lemberg	By:
Name: William Lemberg	Name:
Title: Senior Vice President	Title:

Second signature (if required):	Second signature (if required):

By:
By:	Name:
Name:	Title:
Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:	Westwood CDO II, LTD

If executing as an Extending Term Lender:	If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:	Amount of Revolving Commitment:
$1,619,451.82
$
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:	Amount of Revolving Commitment to be extended:
$1,619,451.82
$

By:	/s/ William Lemberg	By:
Name: William Lemberg	Name:
Title: Senior Vice President	Title:

Second signature (if required):	Second signature (if required):

By:
By:	Name:
Name:	Title:
Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:	AG Diversified Credit Strategies Master, L.P.
By: AG Diversified Credit Strategies GP, LLC, its General Partner
By: Angelo, Gordon & Co., L.P., its Manager

If executing as an Extending Term Lender:	If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:	Amount of Revolving Commitment:
$3,484,297.39
$
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:	Amount of Revolving Commitment to be extended:
$3,484,297.39
$

By:	/s/ Bruce Martin	By:
Name: BRUCE MARTIN	Name:
Title: MANAGING DIRECTOR	Title:

Second signature (if required):	Second signature (if required):

By:
By:	Name:
Name:	Title:
Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:	AG GLOBAL DEBT STRATEGY PARTNERS, L.P.
BY: ANGELO, GORDON & CO., L.P.
ITS FUND ADVISOR

If executing as an Extending Term Lender:	If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:	Amount of Revolving Commitment:
$2,971,984.21
$
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:	Amount of Revolving Commitment to be extended:
$2,971,984.21
$

By:	/s/ Bruce Martin	By:
Name: BRUCE MARTIN	Name:
Title: MANAGING DIRECTOR	Title:

Second signature (if required):	Second signature (if required):

By:
By:	Name:
Name:	Title:
Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:	NORTHWOODS CAPITAL VI, LIMITED
BY: ANGELO, GORDON & CO., L.P.
AS COLLATERAL MANAGER

If executing as an Extending Term Lender:	If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:	Amount of Revolving Commitment:
$6,097,154.49
$
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:	Amount of Revolving Commitment to be extended:
$6,097,154.49
$

By:	/s/ Bruce Martin	By:
Name: BRUCE MARTIN	Name:
Title: MANAGING DIRECTOR	Title:

Second signature (if required):	Second signature (if required):

By:
By:	Name:
Name:	Title:
Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:	NORTHWOODS CAPITAL VII, LIMITED
BY: ANGELO, GORDON & CO., L.P.
AS COLLATERAL MANAGER

If executing as an Extending Term Lender:	If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:	Amount of Revolving Commitment:
$5,020,152.07
$
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:	Amount of Revolving Commitment to be extended:
$5,020,152.07
$

By:	/s/ Bruce Martin	By:
Name: BRUCE MARTIN	Name:
Title: MANAGING DIRECTOR	Title:

Second signature (if required):	Second signature (if required):

By:
By:	Name:
Name:	Title:
Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:	James River Insurance Company
By: Angelo, Gordon & Co., L.P.
as Investment Manager

If executing as an Extending Term Lender:	If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:	Amount of Revolving Commitment:
$494,910.96
$
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:	Amount of Revolving Commitment to be extended:
$494,910.96
$

By:	/s/ Bruce Martin	By:
Name: BRUCE MARTIN	Name:
Title: MANAGING DIRECTOR	Title:

Second signature (if required):	Second signature (if required):

By:
By:	Name:
Name:	Title:
Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:	JRG Reinsurance Company, Ltd.
By:Angelo, Gordon & Co., L.P.
as Investment Manager

If executing as an Extending Term Lender:	If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:	Amount of Revolving Commitment:
$953,779.11
$
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:	Amount of Revolving Commitment to be extended:
$953,779.11
$

By:	/s/ Bruce Martin	By:
Name: BRUCE MARTIN	Name:
Title: MANAGING DIRECTOR	Title:

Second signature (if required):	Second signature (if required):

By:
By:	Name:
Name:	Title:
Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:	NORTHWOODS CAPITAL IV, LIMITED
BY: ANGELO, GORDON & CO., L P.,
AS COLLATERAL MANAGER

If executing as an Extending Term Lender:	If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:	Amount of Revolving Commitment:
$5,001,727.32
$
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:	Amount of Revolving Commitment to be extended:
$5,001,727.32
$

By:	/s/ Bruce Martin	By:
Name: BRUCE MARTIN	Name:
Title: MANAGING DIRECTOR	Title:

Second signature (if required):	Second signature (if required):

By:
By:	Name:
Name:	Title:
Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:	NORTHWOODS CAPITAL V, LIMITED
BY: ANGELO, GORDON & CO., L.P.
AS COLLATERAL MANAGER

If executing as an Extending Term Lender:	If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:	Amount of Revolving Commitment:
$5,098,912.17
$
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:	Amount of Revolving Commitment to be extended:
$5,098,912.17
$

By:	/s/ Bruce Martin	By:
Name: BRUCE MARTIN	Name:
Title: MANAGING DIRECTOR	Title:

Second signature (if required):	Second signature (if required):

By:
By:	Name:
Name:	Title:
Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:	NORTHWOODS CAPITAL VIII LIMITED
BY: ANGELO, GORDON & CO., L.P.,
AS COLLATERAL MANAGER

If executing as an Extending Term Lender:	If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:	Amount of Revolving Commitment:
$4,690,819.97
$
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:	Amount of Revolving Commitment to be extended:
$4,690,819.97
$

By:	/s/ Bruce Martin	By:
Name: BRUCE MARTIN	Name:
Title: MANAGING DIRECTOR	Title:

Second signature (if required):	Second signature (if required):

By:
By:	Name:
Name:	Title:
Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:  Antares Funding, L.P.

If executing as an Extending Term Lender:	If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:	Amount of Revolving Commitment:
$
$
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:	Amount of Revolving Commitment to be extended:
$
$

By:	By:
Name:	Name:
Title:	Title:

Second signature (if required):	Second signature (if required):

By:
By:	Name:
Name:	Title:
Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$0

Amount of Tranche B Term Loans:
$3,702,016.05

By: The Bank of New York Trust Company, N.A., as
Trustee of the Antares Funding Trust created under the
Trust Agreement dated as of November 30, 1999, as a
Lender
By:	/s/ Zeeshan Ahmed
Name: Zeeshan Ahmed
Title: Vice President

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender: BABSON CAPITAL LOAN PARTNERS I, L.P.

If executing as an Extending Term Lender:		If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:		Amount of Revolving Commitment:
$328,157.37
$

Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:		Amount of Revolving Commitment to be extended:
$328,157.37		$

By:
By:	Babson Capital Management LLC as	Name:
Investment Manager		Title:

By:	/s/ David P. Wells, CFA	Second Signature (if required):
Name: David P. Wells, CFA
	Title: Managing Director	By:
Name:
Title:

If executing as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:

$

Amount of Tranche B Term Loans:

$

By:
Name:
Title:

Second Signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender: BABSON CLO LTD. 2004-I

If executing as an Extending Term Lender:		If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:		Amount of Revolving Commitment:
$3,153,806.16
$

Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:		Amount of Revolving Commitment to be extended:
$3,153,806.16		$

By:
By:	Babson Capital Management LLC as	Name:
Collateral Manager		Title:

By:	/s/ David P. Wells, CFA	Second Signature (if required):
Name: David P. Wells, CFA
	Title: Managing Director	By:
Name:
Title:

If executing as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:

$

Amount of Tranche B Term Loans:

$

By:
Name:
Title:

Second Signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender: BABSON CLO LTD. 2005-I

If executing as an Extending Term Lender:		If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:		Amount of Revolving Commitment:
$606,547.41
$

Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:		Amount of Revolving Commitment to be extended:
$606,547.41		$

By:
By:	Babson Capital Management LLC as	Name:
Collateral Manager		Title:

By:	/s/ David P. Wells, CFA	Second Signature (if required):
Name: David P. Wells, CFA
	Title: Managing Director	By:
Name:
Title:

If executing as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:

$

Amount of Tranche B Term Loans:

$

By:
Name:
Title:

Second Signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender: BABSON CLO LTD. 2005-III

If executing as an Extending Term Lender:		If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:		Amount of Revolving Commitment:
$3,324,677.69
$

Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:		Amount of Revolving Commitment to be extended:
$3,324,677.69		$

By:
By:	Babson Capital Management LLC as	Name:
Collateral Manager		Title:

By:	/s/ David P. Wells, CFA	Second Signature (if required):
Name: David P. Wells, CFA
	Title: Managing Director	By:
Name:
Title:

If executing as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:

$

Amount of Tranche B Term Loans:

$

By:
Name:
Title:

Second Signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender: BABSON CLO LTD. 2006-II

If executing as an Extending Term Lender:		If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:		Amount of Revolving Commitment:
$997,435.69
$

Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:		Amount of Revolving Commitment to be extended:
$997,435.69		$

By:
By:	Babson Capital Management LLC as	Name:
Collateral Manager		Title:

By:	/s/ David P. Wells, CFA	Second Signature (if required):
Name: David P. Wells, CFA
	Title: Managing Director	By:
Name:
Title:

If executing as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:

$

Amount of Tranche B Term Loans:

$

By:
Name:
Title:

Second Signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender: BABSON LOAN OPPORTUNITY CLO, LTD.

If executing as an Extending Term Lender:		If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:		Amount of Revolving Commitment:
$404,364.94
$

Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:		Amount of Revolving Commitment to be extended:
$404,364.94		$

By:
By:	Babson Capital Management LLC as	Name:
Collateral Manager		Title:

By:	/s/ David P. Wells, CFA	Second Signature (if required):
Name: David P. Wells, CFA
	Title: Managing Director	By:
Name:
Title:

If executing as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:

$

Amount of Tranche B Term Loans:

$

By:
Name:
Title:

Second Signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender: BILL & MELINDA GATES FOUNDATION TRUST

If executing as an Extending Term Lender:		If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:		Amount of Revolving Commitment:
$2,823,395.64
$

Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:		Amount of Revolving Commitment to be extended:
$2,823,395.64		$

By:
By:	Babson Capital Management LLC as	Name:
Investment Adviser		Title:

By:	/s/ David P. Wells, CFA	Second Signature (if required):
Name: David P. Wells, CFA
	Title: Managing Director	By:
Name:
Title:

If executing as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:

$

Amount of Tranche B Term Loans:

$

By:
Name:
Title:

Second Signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender: CASCADE INVESTMENT L.L.C.

If executing as an Extending Term Lender:		If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:		Amount of Revolving Commitment:
$3,488,352.91
$

Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:		Amount of Revolving Commitment to be extended:
$3,488,352.91		$

By:
By:	Babson Capital Management LLC as	Name:
Investment Manager		Title:

By:	/s/ David P. Wells, CFA	Second Signature (if required):
Name: David P. Wells, CFA
	Title: Managing Director	By:
Name:
Title:

If executing as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:

$

Amount of Tranche B Term Loans:

$

By:
Name:
Title:

Second Signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender: HOLLY INVESTMENT CORPORATION

If executing as an Extending Term Lender:		If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:		Amount of Revolving Commitment:
$5,287,000.87
$

Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:		Amount of Revolving Commitment to be extended:
$5,287,000.87		$

By:
By:	Babson Capital Management LLC as	Name:
Investment Manager		Title:

By:	/s/ David P. Wells, CFA	Second Signature (if required):
Name: David P. Wells, CFA
	Title: Managing Director	By:
Name:
Title:

If executing as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:

$

Amount of Tranche B Term Loans:

$

By:
Name:
Title:

Second Signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender: OLYMPIC PARK LIMITED

If executing as an Extending Term Lender:		If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:		Amount of Revolving Commitment:
$1,874,019.09
$

Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:		Amount of Revolving Commitment to be extended:
$1,874,019.09		$

By:
By:	Babson Capital Management LLC as	Name:
Investment Manager		Title:

By:	/s/ David P. Wells, CFA	Second Signature (if required):
Name: David P. Wells, CFA
	Title: Managing Director	By:
Name:
Title:

If executing as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:

$

Amount of Tranche B Term Loans:

$

By:
Name:
Title:

Second Signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender: OSPREY CDO 2006-I LTD.

If executing as an Extending Term Lender:		If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:		Amount of Revolving Commitment:
$404,364.94
$

Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:		Amount of Revolving Commitment to be extended:
$404,364.94		$

By:
By:	Babson Capital Management LLC as	Name:
Collateral Manager		Title:

By:	/s/ David P. Wells, CFA	Second Signature (if required):
Name: David P. Wells, CFA
	Title: Managing Director	By:
Name:
Title:

If executing as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:

$

Amount of Tranche B Term Loans:

$

By:
Name:
Title:

Second Signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender: SWISS CAPITAL PRO LOAN LIMITED

	If executing as an Extending Term Lender:	If executing as an Extending Revolving Lender:

	Amount of Tranche B Term Loans held:	Amount of Revolving Commitment:
$1,584,537.84
$

	Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:	Amount of Revolving Commitment to be extended:
	$1,584,537.84	$

By:
	For and Behalf of BNY Mellon Trust Company (Ireland)	Name:
	Limited under power of attorney	Title:

By:	/s/ Robert Blake	Second Signature (if required):
Name: Robert Blake
	Title: Assistant Vice President	By:
Name:
Title:

If executing as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:

$

Amount of Tranche B Term Loans:

$

By:
Name:
Title:

Second Signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender: VINACASA CLO, LTD.

If executing as an Extending Term Lender:	If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:	Amount of Revolving Commitment:
$3,494,123.92
$

Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:	Amount of Revolving Commitment to be extended:
$3,494,123.92	$

By:
By: Babson Capital Management LLC as Collateral Servicer	Name:
Title:

By:	/s/ David P. Wells, CFA	Second signature (if required):
Name: David P. Wells, CFA
Title: Managing Director	By:
Name:
Title:

If executing as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:

$

Amount of Tranche B Term Loans:

$

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender: XELO VII LIMITED

	If executing as an Extending Term Lender:	If executing as an Extending Revolving Lender:

	Amount of Tranche B Term Loans held:	Amount of Revolving Commitment:
$2,943,970.63
$

	Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:	Amount of Revolving Commitment to be extended:
	$2,943,970.63	$

By:
	By: Babson Capital Management LLC as Sub-Adviser	Name:
Title:

By:	/s/ David P. Wells, CFA	Second signature (if required):
Name: David P. Wells, CFA
	Title: Managing Director	By:
Name:
Title:

If executing as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:

$

Amount of Tranche B Term Loans:

$

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:	Bank of America, N.A.

If executing as an Extending Term Lender:	If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:	Amount of Revolving Commitment:
$$25,000,000

Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:	Amount of Revolving Commitment to be extended:
$
$25,000,000

By:	By:	/s/ Mark A. Jacobson
Name:	Name: Mark A. Jacobson
Title:	Title: Vice President

Second signature (if required):	Second signature (if required):

By:
By:	Name:
Name:	Title:
Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:

$

Amount of Tranche B Term Loans:

$

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:	Gallatin CLO II 2005-1, LTD By: UrsaMine Credit Advisors, LLC as its Collateral Manager

If executing as an Extending Term Lender:	If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:	Amount of Revolving Commitment:
$6,532,969.51
$
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:	Amount of Revolving Commitment to be extended:
$6,532,969.51
$

By:	/s/ Niall Rosenzweig	By:
Name: Niall Rosenzweig	Name:
Title: President & Co-Founder	Title:

Second signature (if required):	Second signature (if required):

By:
By:	Name:
Name:	Title:
Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:

$

Amount of Tranche B Term Loans:

$

By:
Name:
Title:

Second signature (if required):

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:	Gallatin CLO III 2007-1, LTD As Assignee By: UrsaMine Credit Advisors, LLC as its Collateral Manager

If executing as an Extending Term Lender:	If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:	Amount of Revolving Commitment:
$4,726,984.07
$
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:	Amount of Revolving Commitment to be extended:
$4,726,984.07
$

By:	/s/ Niall Rosenzweig	By:
Name: Niall Rosenzweig	Name:
Title: President & Co-Founder	Title:

Second signature (if required):	Second signature (if required):

By:
By:	Name:
Name:	Title:
Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:

$

Amount of Tranche B Term Loans:

$

By:
Name:
Title:

Second signature (if required):

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:	Gallatin Funding I, Ltd. By: UrsaMine Credit Advisors, LLC as its Collateral Manager

If executing as an Extending Term Lender:	If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:	Amount of Revolving Commitment:
$1,240,493.78
$
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:	Amount of Revolving Commitment to be extended:
$1,240,493.78
$

By:	/s/ Niall Rosenzweig	By:
Name: Niall Rosenzweig	Name:
Title: President & Co-Founder	Title:

Second signature (if required):	Second signature (if required):

By:
By:	Name:
Name:	Title:
Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:

$

Amount of Tranche B Term Loans:

$

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:	Grayston CLO II 2004 -1, LTD By: UrsaMine Credit Advisors, LLC as its Collateral Manager

If executing as an Extending Term Lender:	If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:	Amount of Revolving Commitment:
$4,355,313.01
$
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:	Amount of Revolving Commitment to be extended:
$4,355,313.01
$

By:	/s/ Niall Rosenzweig	By:
Name: Niall Rosenzweig	Name:
Title: President & Co-Founder	Title:

Second signature (if required):	Second signature (if required):

By:
By:	Name:
Name:	Title:
Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:

$

Amount of Tranche B Term Loans:

$

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:	BlackRock Floating Rate Income Trust

If executing as an Extending Term Lender:	If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:	Amount of Revolving Commitment:
$501,421.20
$
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:	Amount of Revolving Commitment to be extended:
$501,421.20
$

By:	/s/ Leland Hart	By:
Name: Leland Hart	Name:
Title: MD	Title:

Second signature (if required):	Second signature (if required):

By:
By:	Name:
Name:	Title:
Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:	BlackRock Senior Income Series

If executing as an Extending Term Lender:	If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:	Amount of Revolving Commitment:
$871,062.58
$
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:	Amount of Revolving Commitment to be extended:
$871,062.58
$

By:	/s/ Leland Hart	By:
Name: Leland Hart	Name:
Title: MD	Title:

Second signature (if required):	Second signature (if required):

By:
By:	Name:
Name:	Title:
Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:

$

Amount of Tranche B Term Loans:

$

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:	BlackRock Senior Income Series II

If executing as an Extending Term Lender:	If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:	Amount of Revolving Commitment:
$1,306,593.91
$
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:	Amount of Revolving Commitment to be extended:
$1,306,593.91
$

By:	/s/ Leland Hart	By:
Name: Leland Hart	Name:
Title: MD	Title:

Second signature (if required):	Second signature (if required):

By:
By:	Name:
Name:	Title:
Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:

$

Amount of Tranche B Term Loans:

$

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:	BlackRock Senior Income Series IV

If executing as an Extending Term Lender:	If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:	Amount of Revolving Commitment:
$1,959,890.85
$
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:	Amount of Revolving Commitment to be extended:
$1,959,890.85
$

By:	/s/ Leland Hart	By:
Name: Leland Hart	Name:
Title: MD	Title:

Second signature (if required):	Second signature (if required):

By:
By:	Name:
Name:	Title:
Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:	BlackRock Senior Income Series V Limited

If executing as an Extending Term Lender:	If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:	Amount of Revolving Commitment:
$435,531.29
$
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:	Amount of Revolving Commitment to be extended:
$435,531.29
$

By:	/s/ Leland Hart	By:
Name: Leland Hart	Name:
Title: MD	Title:

Second signature (if required):	Second signature (if required):

By:
By:	Name:
Name:	Title:
Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:	[ILLEGIBLE], Limited

If executing as an Extending Term Lender:	If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:	Amount of Revolving Commitment:
$1,237,373.40
$
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:	Amount of Revolving Commitment to be extended:
$1,237,373.40
$

By:	/s/ Leland Hart	By:
Name: Leland Hart	Name:
Title: MD	Title:

Second signature (if required):	Second signature (if required):

By:
By:	Name:
Name:	Title:
Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:	Senior Loan Portfolio

If executing as an Extending Term Lender:	If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:	Amount of Revolving Commitment:
$91,923.42
$
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:	Amount of Revolving Commitment to be extended:
$91,923.42
$

By:	/s/ Leland Hart	By:
Name: Leland Hart	Name:
Title: MD	Title:

Second signature (if required):	Second signature (if required):

By:
By:	Name:
Name:	Title:
Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:	MONUMENT PARK CDO LTD.
By: Blackstone Debt Advisors L.P.
as Collateral Manager

If executing as an Extending Term Lender:	If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:	Amount of Revolving Commitment:
$1,290,051.02
$
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:	Amount of Revolving Commitment to be extended:
$1,290,051.02
$

By:	/s/ Daniel H. Smith	By:
Name: Daniel H. Smith	Name:
Title: Authorized Signatory	Title:

Second signature (if required):	Second signature (if required):

By:
By:	Name:
Name:	Title:
Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:	PROSPECT PARK CDO LTD.
By: Blackstone Debt Advisors L.P.
as Collateral Manager

If executing as an Extending Term Lender:	If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:	Amount of Revolving Commitment:
$2,451,435.71
$
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:	Amount of Revolving Commitment to be extended:
$2,451,435.71
$

By:	/s/ Daniel H. Smith	By:
Name: Daniel H. Smith	Name:
Title: Authorized Signatory	Title:

Second signature (if required):	Second signature (if required):

By:
By:	Name:
Name:	Title:
Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:	Canyon Capital CDO 2002-1 Ltd.

If executing as an Extending Term Lender:		If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:		Amount of Revolving Commitment:
$1,728,905.16
$
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:		Amount of Revolving Commitment to be extended:
$1,728,905.16
$

By:	/s/ Jonathan M. Kaplan	By:
	Name: Jonathan M. Kaplan	Name:
	Title: Authorized Signatory	Title:

By:	Canyon Capital Advisors LLC,
	a Delaware limited liability	Second signature (if required):
company, its Collateral Manager
By:
Name:
Title:
Second signature (if required):

By:
Name:
Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:	Canyon Capital CLO 2004-1 Ltd.

If executing as an Extending Term Lender:		If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:		Amount of Revolving Commitment:
$3,603,009.69
$
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:		Amount of Revolving Commitment to be extended:
$3,603,009.69
$

By:	/s/ Jonathan M. Kaplan	By:
	Name: Jonathan M. Kaplan	Name:
	Title: Authorized Signatory	Title:

By:	Canyon Capital Advisors LLC,
	a Delaware limited liability	Second signature (if required):
company, its Collateral Manager
By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:	Canyon Capital CLO 2006-1 Ltd.

If executing as an Extending Term Lender:		If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:		Amount of Revolving Commitment:
$2,613,187.80
$
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:		Amount of Revolving Commitment to be extended:
$2,613,187.80
$

By:	/s/ Jonathan M. Kaplan	By:
	Name: Jonathan M. Kaplan	Name:
	Title: Authorized Signatory	Title:

By:	Canyon Capital Advisors LLC,
	a Delaware limited liability	Second signature (if required):
company, its Collateral Manager
By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:	Canyon Capital CLO 2007-1, Ltd.

If executing as an Extending Term Lender:	If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:	Amount of Revolving Commitment:
$2,375,669.47
$
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:	Amount of Revolving Commitment to be extended:
$2,375,669.47
$

By:	/s/ Dominique Mielle	By:
Name: Dominique Mielle	Name:
Title: Authorized Signatory	Title:

Second signature (if required):	Second signature (if required):

By:
By:	Name:
Name:	Title:
Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

–

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender: CIT CLOI LTD.

By: CIT Asset Management LLC

If executing as an Extending Term Lender:	If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:	Amount of Revolving Commitment:
$
$
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:	Amount of Revolving Commitment to be extended:
$
$

By:	By:
Name:	Name:
Title:	Title:

Second signature (if required):	Second signature (if required):

By:
By:	Name:
Name:	Title:
Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$2,287,487.03

By:	/s/ Roger M. Burns
Name: ROGER M. BURNS
Title: PRESIDENT
CIT ASSET MANAGEMENT

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender: CIT Middle Market Loan Trust I

By: CIT Asset Management LLC

If executing as an Extending Term Lender:	If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:	Amount of Revolving Commitment:
$
$
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:	Amount of Revolving Commitment to be extended:
$
$

By:	By:
Name:	Name:
Title:	Title:

Second signature (if required):	Second signature (if required):

By:
By:	Name:
Name:	Title:
Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$4,854,761.35

By:	/s/ Roger M. Burns
Name: ROGER M. BURNS
Title: PRESIDENT
CIT ASSET MANAGEMENT

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:	CITIBANK, N.A.

If executing as an Extending Term Lender:	If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:	Amount of Revolving Commitment:
$7,365,317.00
$
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:	Amount of Revolving Commitment to be extended:
$4,344,960.30
$

By:	/s/ Brian Blessing	By:
Name: Brian Blessing	Name:
Title: Attorney-in-Fact	Title:

Second signature (if required):	Second signature (if required):

By:
By:	Name:
Name:	Title:
Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:	ColumbusNova CLO Ltd. 2006-I

If executing as an Extending Term Lender:

Amount of Tranche B Term Loans held:
$2,613,187.79

Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:
$2,613,187.79

By:	/s/ David Felty
Name: David Felty
Title: Director

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:	ColumbusNova CLO Ltd. 2006-II

If executing as an Extending Term Lender:

Amount of Tranche B Term Loans held:
$2,628,524.59

Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:
$2,628,524.59

By:	/s/ David Felty
Name: David Felty
Title: Director

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:	ColumbusNova CLO Ltd. 2007-I

If executing as an Extending Term Lender:

Amount of Tranche B Term Loans held:
$3,242,755.98

Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:
$3,242,755.98

By:	/s/ David Felty
Name: David Felty
Title: Director

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender: COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK
B.A., “RABOBANK NEDERLAND” NEW YORK BRANCH

If executing as an Extending Term Lender:		If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:		Amount of Revolving Commitment:
$18,770,372.55
$20,000,000
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:		Amount of Revolving Commitment to be extended:
$18,770,372.55
$20,000,000

By:	/s/ Ivan Rodriguez	By:	/s/ Ivan Rodriguez
	Name: Ivan Rodriguez		Name: Ivan Rodriguez
	Title: Executive Director		Title: Executive Director

Second signature (if required):		Second signature (if required):

By:	/s/ Andrew Sherman	By:	/s/ Andrew Sherman
	Name: Andrew Sherman		Name: Andrew Sherman
	Title: Executive Director		Title: Executive Director

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:	Hewett’s Island CLO V, Ltd.
By:	CypressTree Investment Management Company, Inc., as Portfolio Manager.

If executing as an Extending Term Lender:		If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:		Amount of Revolving Commitment:
$2,346,296.57
$
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:		Amount of Revolving Commitment to be extended:
$2,346,296.57
$

By:	/s/ Robert E. Weeden	By:
	Name:	Name:
	Title:	Title:

Second signature (if required):		Second signature (if required):

By:
By:	N/A	Name:
	Name:	Title:
Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:	Hewett’s Island CLO VI, Ltd.
By:	CypressTree Investment Management Company, Inc., as Portfolio Manager.

If executing as an Extending Term Lender:		If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:		Amount of Revolving Commitment:
$2,652,847.88
$
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:		Amount of Revolving Commitment to be extended:
$2,652,847.88
$

By:	/s/ Robert E. Weeden	By:
	Name: ROBERT E. WEEDEN	Name:
	Title: Managing Director	Title:

Second signature (if required):		Second signature (if required):

By:
By:	/s/ N/A	Name:
	Name:	Title:
Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:	Hewett’s Island CLO I-R, LTD.
By:	CypressTree Investment Management Company, Inc., as Portfolio Manager.

If executing as an Extending Term Lender:		If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:		Amount of Revolving Commitment:
$2,346,296.57
$
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:		Amount of Revolving Commitment to be extended:
$2,346,296.57
$

By:	/s/ [ILLEGIBLE]	By:
	Name:	Name:
	Title:	Title:

Second signature (if required):		Second signature (if required):

By:
By:	/s/ N/A	Name:
	Name:	Title:
Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:	Hewett’s Island CLO III, Ltd.
By:	CypressTree Investment Management Company, Inc.,
as Portfolio Manager.

If executing as an Extending Term Lender:		If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:		Amount of Revolving Commitment:
$1,455,297.87
$
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:		Amount of Revolving Commitment to be extended:
$1,455,297.87
$

By:	/s/ ILLEGIBLE	By:
	Name:	Name:
	Title:	Title:

Second signature (if required):		Second signature (if required):

By:
By:	/s/ N/A	Name:
	Name:	Title:
Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:Hewett’s Island CLO IV, Ltd.
By: CypressTree Investment Management Company, Inc.,
as Portfolio Manager.

If executing as an Extending Term Lender:		If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:		Amount of Revolving Commitment:
$2,346,296.57
$
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:		Amount of Revolving Commitment to be extended:
$2,346,296.57
$

By:	/s/ Robert E. Weeden	By:
	Name:	Name:
	Title:	Title:

Second signature (if required):		Second signature (if required):

By:
By:	/s/ N/A	Name:
	Name:	Title:
Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:	BIG SKY III SENIOR LOAN TRUST
BY: EATON VANCE MANAGEMENT
AS INVESTMENT ADVISOR

If executing as an Extending Term Lender:	If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:	Amount of Revolving Commitment:
$5,026,312.57
$
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:	Amount of Revolving Commitment to be extended:
$5,026,312.57
$

By:	/s/ Michael B. Botthof	By:
Name: Michael B. Botthof	Name:
Title: Vice President	Title:

Second signature (if required):	Second signature (if required):

By:
By:	Name:
Name:	Title:
Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:	Eaton Vance CDO IX Ltd.
By: Eaton Vance Management
as Investment Advisor

If executing as an Extending Term Lender:	If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:	Amount of Revolving Commitment:
$3,297,213.24
$
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:	Amount of Revolving Commitment to be extended:
$3,297,213.24
$

By:	/s/ Michael B. Botthof	By:
Name: Michael B. Botthof	Name:
Title: Vice President	Title:

Second signature (if required):	Second signature (if required):

By:
By:	Name:
Name:	Title:
Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:	Eaton Vance CDO VII PLC
By: Eaton Vance Management
as Interim Investment Advisor

If executing as an Extending Term Lender:	If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:	Amount of Revolving Commitment:
$1,611,465.80
$
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:	Amount of Revolving Commitment to be extended:
$1,611,465.80
$

By:	/s/ Michael B. Botthof	By:
Name: Michael B. Botthof	Name:
Title: Vice President	Title:

Second signature (if required):	Second signature (if required):

By:
By:	Name:
Name:	Title:
Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:	Eaton Vance CDO VIII, Ltd.
By: Eaton Vance Management
as Investment Advisor

If executing as an Extending Term Lender:	If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:	Amount of Revolving Commitment:
$4,251,116.51
$
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:	Amount of Revolving Commitment to be extended:
$4,251,116.51
$

By:	/s/ Michael B. Botthof	By:
Name: Michael B. Botthof	Name:
Title: Vice President	Title:

Second signature (if required):	Second signature (if required):

By:
By:	Name:
Name:	Title:
Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:	Eaton Vance CDO X PLC
By: Eaton Vance Management
as Investment Advisor

If executing as an Extending Term Lender:	If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:	Amount of Revolving Commitment:
$1,759,722.42
$
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:	Amount of Revolving Commitment to be extended:
$1,759,722.42
$

By:	/s/ Michael B. Botthof	By:
Name: Michael B. Botthof	Name:
Title: Vice President	Title:

Second signature (if required):	Second signature (if required):

By:
By:	Name:
Name:	Title:
Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:	EATON VANCE FLOATING-RATE INCOME TRUST
BY: EATON VANCE MANAGEMENT
AS INVESTMENT ADVISOR

If executing as an Extending Term Lender:	If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:	Amount of Revolving Commitment:
$3,081,118.15
$
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:	Amount of Revolving Commitment to be extended:
$3,081,118.15
$

By:	/s/ Michael B. Botthof	By:
Name: Michael B. Botthof	Name:
Title: Vice President	Title:

Second signature (if required):	Second signature (if required):

By:
By:	Name:
Name:	Title:
Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:	GRAYSON & CO
BY: BOSTON MANAGEMENT AND RESEARCH
AS INVESTMENT ADVISOR

If executing as an Extending Term Lender:	If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:	Amount of Revolving Commitment:
$24,417,609.08
$
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:	Amount of Revolving Commitment to be extended:
$24,417,609.08
$

By:	/s/ Michael B. Botthof	By:
Name: Michael B. Botthof	Name:
Title: Vice President	Title:

Second signature (if required):	Second signature (if required):

By:
By:	Name:
Name:	Title:
Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:	EATON VANCE INSTITUTIONAL SENIOR LOAN FUND
BY: EATON VANCE MANAGEMENT
AS INVESTMENT ADVISOR

If executing as an Extending Term Lender:	If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:	Amount of Revolving Commitment:
$20,099,601.09
$
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:	Amount of Revolving Commitment to be extended:
$20,099,601.09
$

By:	/s/ Michael B. Botthof	By:
Name: Michael B. Botthof	Name:
Title: Vice President	Title:

Second signature (if required):	Second signature (if required):

By:
By:	Name:
Name:	Title:
Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:	EATON VANCE
LIMITED DURATION INCOME FUND
BY: EATON VANCE MANAGEMENT
AS INVESTMENT ADVISOR

If executing as an Extending Term Lender:	If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:	Amount of Revolving Commitment:
$3,713,163.03
$
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:	Amount of Revolving Commitment to be extended:
$3,713,163.03
$

By:	/s/ Michael B. Botthof	By:
Name: Michael B. Botthof	Name:
Title: Vice President	Title:

Second signature (if required):	Second signature (if required):

By:
By:	Name:
Name:	Title:
Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:	Eaton Vance Medallion
Floating-Rate Income Portfolio
By: Eaton Vance Management
As Investment Advisor

If executing as an Extending Term Lender:	If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:	Amount of Revolving Commitment:
$2,215,167.09
$
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:	Amount of Revolving Commitment to be extended:
$2,215,167.09
$

By:	/s/ Michael B. Botthof	By:
Name: Michael B. Botthof	Name:
Title: Vice President	Title:

Second signature (if required):	Second signature (if required):

By:
By:	Name:
Name:	Title:
Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:	Eaton Vance Senior
Floating-Rate Trust
By: Eaton Vance Management
As Investment Advisor

If executing as an Extending Term Lender:	If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:	Amount of Revolving Commitment:
$3,330,956.56
$
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:	Amount of Revolving Commitment to be extended:
$3,330,956.56
$

By:	/s/ Michael B. Botthof	By:
Name: Michael B. Botthof	Name:
Title: Vice President	Title:

Second signature (if required):	Second signature (if required):

By:
By:	Name:
Name:	Title:
Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:	Eaton Vance Senior income trust
By: Eaton Vance Management
As Investment Advisor

If executing as an Extending Term Lender:	If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:	Amount of Revolving Commitment:
$1,994,884.91
$
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:	Amount of Revolving Commitment to be extended:
$1,994,884.91
$

By:	/s/ Michael B. Botthof	By:
Name: Michael B. Botthof	Name:
Title: Vice President	Title:

Second signature (if required):	Second signature (if required):

By:
By:	Name:
Name:	Title:
Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:	Eaton Vance Short Duration
diversified income fund
By: Eaton Vance Management
As Investment Advisor

If executing as an Extending Term Lender:	If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:	Amount of Revolving Commitment:
$1,161,881.66
$
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:	Amount of Revolving Commitment to be extended:
$1,161,881.66
$

By:	/s/ Michael B. Botthof	By:
Name: Michael B. Botthof	Name:
Title: Vice President	Title:

Second signature (if required):	Second signature (if required):

By:
By:	Name:
Name:	Title:
Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:	Eaton Vance
VT Floating Rate income fund
By: Eaton Vance Management
As Investment Advisor

If executing as an Extending Term Lender:	If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:	Amount of Revolving Commitment:
$7,230,158.80
$
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:	Amount of Revolving Commitment to be extended:
$7,230,158.80
$

By:	/s/ Michael B. Botthof	By:
Name: Michael B. Botthof	Name:
Title: Vice President	Title:

Second signature (if required):	Second signature (if required):

By:
By:	Name:
Name:	Title:
Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:	Emporia Preferred Funding I, Ltd. By A.C. Corporation its Collateral Manager

If executing as an Extending Term Lender:	If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:	Amount of Revolving Commitment:
$4,355,313.01
$
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:	Amount of Revolving Commitment to be extended:
$4,355,313.01
$

By:	/s/ Robert J. [ILLEGIBLE]	By:
Name: ROBERT J. [ILLEGIBLE]	Name:
Title: MANAGING [ILLEGIBLE]	Title:

Second signature (if required):	Second signature (if required):

By:
By:	Name:
Name:	Title:
Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:	Emporia Preferred Funding II, Ltd. By A.C. Corporation its Collateral Manager

If executing as an Extending Term Lender:	If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:	Amount of Revolving Commitment:
$4,355,313.01
$
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:	Amount of Revolving Commitment to be extended:
$4,355,313.01
$

By:	/s/ Robert J. Hicks	By:
Name: ROBERT J. HICKS	Name:
Title: MANAGING DIRECTOR	Title:

Second signature (if required):	Second signature (if required):

By:
By:	Name:
Name:	Title:
Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:	Emporia Preferred Funding III, Ltd. By A.C. Corporation its Collateral Manager

If executing as an Extending Term Lender:	If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:	Amount of Revolving Commitment:
$2,582,118.45
$
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:	Amount of Revolving Commitment to be extended:
$2,582,118.45
$

By:	/s/ Robert J. Hicks	By:
Name: ROBERT J. HICKS	Name:
Title: MANAGING DIRECTOR	Title:

Second signature (if required):	Second signature (if required):

By:
By:	Name:
Name:	Title:
Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:  Farm Credit Bank of Texas

If executing as an Extending Term Lender:			If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:			Amount of Revolving Commitment:
$5,286,183.89
$
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:			Amount of Revolving Commitment to be extended:
$5,286,183.89
$

By:	/s/ Luis M. H. Requejo		By:
	Name:	Luis M. H. Requejo	Name:
	Title:	Director Capital Markets	Title:

Second signature (if required):			Second signature (if required):

By:
By:			Name:
	Name:		Title:
Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$5,000,000.00

Amount of Tranche B Term Loans:
$

By:	/s/ Luis M. H. Requejo
	Name:	Luis M. H. Requejo
	Title:	Director Capital Markets

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:	Fraser Sullivan CLO I Ltd.

If executing as an Extending Term Lender:			If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:			Amount of Revolving Commitment:
$8,425,391.41
$
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:			Amount of Revolving Commitment to be extended:
$8,425,391.41
$
By: Fraser Sullivan Investment Management, LLC,
as Collateral Manager

By:	/s/ John W. Fraser		By:
	Name:	John W. Fraser	Name:
	Title:	Managing Partner	Title:

Second signature (if required):			Second signature (if required):

By:
By:			Name:
	Name:		Title:
Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:	NCM FSIM 2008-1 LLC

If executing as an Extending Term Lender:		If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:		Amount of Revolving Commitment:
$6,838,994.77
$
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:		Amount of Revolving Commitment to be extended:
$6,838,994.77
$

By:	/s/ Sean Cheramie	By:
Name:	Sean Cheramie	Name:
Title:	Authorized Signatory	Title:

Second signature (if required):		Second signature (if required):

By:
By:		Name:
Name:		Title:
Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:  NAVIGATOR CDO 2004, LTD.

By: GE Asset Management Inc., as Collateral Manager

If executing as an Extending Term Lender:	If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:	Amount of Revolving Commitment:
$4,529,525.54
$
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:	Amount of Revolving Commitment to be extended:
$4,529,525.54
$

By:	/s/ John Campos	By:
Name: John Campos	Name:
Title: Authorized Signatory	Title:

Second signature (if required):	Second signature (if required):

By:
By:	Name:
Name:	Title:
Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:	Name of Lender:	NAVIGATOR CDO 2005, LTD.

By:	GE Asset Management Inc., as Collateral Manager

If executing as an Extending Term Lender:	If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:	Amount of Revolving Commitment:
$4,086,270.53
$
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:	Amount of Revolving Commitment to be extended:
$4,086,270.53
$

By:	/s/ John Campos	By:
Name: John Campos	Name:
Title: Authorized Signatory	Title:

Second signature (if required):	Second signature (if required):

By:
By:	Name:
Name:	Title:
Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:	Name of Lender:	NAVIGATOR CDO 2006, LTD.

By:	GE Asset Management Inc., as Collateral Manager

If executing as an Extending Term Lender:	If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:	Amount of Revolving Commitment:
$1,928,995.96
$
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:	Amount of Revolving Commitment to be extended:
$1,928,995.96
$

By:	/s/ John Campos	By:
Name: John Campos	Name:
Title: Authorized Signatory	Title:

Second signature (if required):	Second signature (if required):

By:
By:	Name:
Name:	Title:
Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

CHELSEA PARK CLO LTD.
Name of Lender:	By: GSO / Blackstone Debt Funds Management LLC
AS COLLATERAL MANAGER

If executing as an Extending Term Lender:	If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:	Amount of Revolving Commitment:
$1,627,378.31
$
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:	Amount of Revolving Commitment to be extended:
$1,627,378.31
$

By:	/s/ Daniel H. Smith	By:
Name: Daniel H. Smith	Name:
Title: Authorized Signatory	Title:

Second signature (if required):	Second signature (if required):

By:
By:	Name:
Name:	Title:
Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

GALE FORCE 1 CLO, LTD.
Name of Lender:	By: GSO / Blackstone Debt Funds Management LLC as
Collateral Manager

If executing as an Extending Term Lender:	If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:	Amount of Revolving Commitment:
$1,209,916.00
$
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:	Amount of Revolving Commitment to be extended:
$1,209,916.00
$

By:	/s/ Daniel H. Smith	By:
Name: Daniel H. Smith	Name:
Title: Authorized Signatory	Title:

Second signature (if required):	Second signature (if required):

By:
By:	Name:
Name:	Title:
Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

GALE FORCE 2 CLO, LTD.
Name of Lender:	By: GSO / Blackstone Debt Funds Management LLC
as Collateral Manager

If executing as an Extending Term Lender:	If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:	Amount of Revolving Commitment:
$1,265,235.64
$
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:	Amount of Revolving Commitment to be extended:
$1,265,235.64
$

By:	/s/ Daniel H. Smith	By:
Name: Daniel H. Smith	Name:
Title: Authorized Signatory	Title:

Second signature (if required):	Second signature (if required):

By:
By:	Name:
Name:	Title:
Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:	Sun Life Assurance Company of Canada (US)
By: GSO CP Holding LP as Sub-Advisor

If executing as an Extending Term Lender:	If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:	Amount of Revolving Commitment:
$1,989,769.82
$
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:	Amount of Revolving Commitment to be extended:
$1,989,769.82
$

By:	/s/ Daniel H. Smith	By:
Name: Daniel H. Smith	Name:
Title: Authorized Signatory	Title:

Second signature (if required):	Second signature (if required):

By:
By:	Name:
Name:	Title:
Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:  GULF STREAM-SEXTANT CLO 2006-I, LTD

If executing as an Extending Term Lender:		If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:		Amount of Revolving Commitment:
$1,768,565.25
$
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:		Amount of Revolving Commitment to be extended:
$1,768,565.25
$
By: Gulf Stream Asset Management LLC
As Collateral Manager

By:	/s/ Barry K. Love	By:
Name:	Barry K. Love	Name:
Title:	Chief Credit Officer	Title:

Second signature (if required):		Second signature (if required):

By:
	By:	Name:
	Name:	Title:
Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:	GULF STREAM-SEXTANT CLO 2007-I, LTD

If executing as an Extending Term Lender:		If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:		Amount of Revolving Commitment:
$997,435.9
$
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:		Amount of Revolving Commitment to be extended:
$997,435.9
$

By:	Gulf Stream Asset Management LLC
As Collateral Manager

By:	/s/ Barry K. Love	By:
	Name: Barry K. Love	Name:
	Title: Chief Credit Officer	Title:

Second signature (if required):		Second signature (if required):

By:
	By:	Name:
	Name:	Title:
Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:	GULF STREAM-COMPASS CLO 2003-I, LTD

If executing as an Extending Term Lender:		If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:		Amount of Revolving Commitment:
$1,926,600.23
$
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:		Amount of Revolving Commitment to be extended:
$1,926,600.23
$

By:	Gulf Stream Asset Management LLC
As Collateral Manager

By:	/s/ Barry K. Love	By:
	Name: Barry K. Love	Name:
	Title: Chief Credit Officer	Title:

Second signature (if required):		Second signature (if required):

By:
	By:	Name:
	Name:	Title:
Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:	GULF STREAM-COMPASS CLO 2002-I, LTD

If executing as an Extending Term Lender:		If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:		Amount of Revolving Commitment:
$1,926,600.23
$
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:		Amount of Revolving Commitment to be extended:
$1,926,600.23
$

By:	Gulf Stream Asset Management LLC
As Collateral Manager

By:	/s/ Barry K. Love	By:
	Name: Barry K. Love	Name:
	Title: Chief Credit Officer	Title:

Second signature (if required):		Second signature (if required):

By:
	By:	Name:
	Name:	Title:
Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:	GULF STREAM-COMPASS CLO 2004-I, LTD

If executing as an Extending Term Lender:		If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:		Amount of Revolving Commitment:
$1,273,543.84
$
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:		Amount of Revolving Commitment to be extended:
$1,273,543.84
$

By:	Gulf Stream Asset Management LLC
As Collateral Manager

By:	/s/ Barry K. Love	By:
	Name: Barry K. Love	Name:
	Title: Chief Credit Officer	Title:

Second signature (if required):		Second signature (if required):

By:
	By:	Name:
	Name:	Title:
Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:	GULF STREAM-COMPASS CLO 2005-II, LTD

If executing as an Extending Term Lender:		If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:		Amount of Revolving Commitment:
$2,565,380.12
$
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:		Amount of Revolving Commitment to be extended:
$2,565,380.12
$

By:	Gulf Stream Asset Management LLC
As Collateral Manager

By:	/s/ Barry K. Love	By:
	Name: Barry K. Love	Name:
	Title: Chief Credit Officer	Title:

Second signature (if required):		Second signature (if required):

By:
	By:	Name:
	Name:	Title:
Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:	GULF STREAM-COMPASS CLO 2007, LTD

If executing as an Extending Term Lender:		If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:		Amount of Revolving Commitment:
$997,435.9
$
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:		Amount of Revolving Commitment to be extended:
$997,435.9
$

By:	Gulf Stream Asset Management LLC
As Collateral Manager

By:	/s/ Barry K. Love	By:
	Name: Barry K. Love	Name:
	Title: Chief Credit Officer	Title:

Second signature (if required):		Second signature (if required):

By:
	By:	Name:
	Name:	Title:
Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:	NEPTUNE FINANCE CCS, LTD.

If executing as an Extending Term Lender:		If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:		Amount of Revolving Commitment:
$1,333,123.05
$
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:		Amount of Revolving Commitment to be extended:
$1,333,123.05
$

By:	Gulf Stream Asset Management LLC
As Collateral Manager

By:	/s/ Barry K. Love	By:
	Name: Barry K. Love	Name:
	Title: Chief Credit Officer	Title:

Second signature (if required):		Second signature (if required):

By:
	By:	Name:
	Name:	Title:
Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:	Harch CLO II Limited

If executing as an Extending Term Lender:	If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:	Amount of Revolving Commitment:
$1,407,777.93
$
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:	Amount of Revolving Commitment to be extended:
$1,407,777.93
$

By:	/s/ Michael E. Lewitt	By:
Name: Michael E. Lewitt	Name:
Title: Authorized Signatory	Title:

Second signature (if required):	Second signature (if required):

By:
By:	Name:
Name:	Title:
Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:	Harch CLO III Limited

If executing as an Extending Term Lender:	If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:	Amount of Revolving Commitment:
$1,770,792.66
$
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:	Amount of Revolving Commitment to be extended:
$1,770,792.66
$

By:	/s/ Michael E. Lewitt	By:
Name: Michael E. Lewitt	Name:
Title: Authorized Signatory	Title:

Second signature (if required):	Second signature (if required):

By:
By:	Name:
Name:	Title:
Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:	The Hartford Mutual Funds, Inc., on behalf of
The Hartford Income Fund
By Hartford Investment Management Company,
its Subadvisor

If executing as an Extending Term Lender:	If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:	Amount of Revolving Commitment:
$109,316.09
$
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:	Amount of Revolving Commitment to be extended:
$109,316.09
$

By:	/s/ Michael J. Bacevich	By:
Name: Michael J. Bacevich	Name:
Title: Managing Director	Title:

Second signature (if required):	Second signature (if required):

By:
By:	Name:
Name:	Title:
Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:	The Hartford Mutual Funds, Inc., on behalf of The Hartford Total Return Bond Fund
By Hartford Investment Management Company,
Its Subadvisor

If executing as an Extending Term Lender:	If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:	Amount of Revolving Commitment:
$934,304.09
$
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:	Amount of Revolving Commitment to be extended:
$934,304.09
$

By:	/s/ Michael J. Bacevich	By:
Name: Michael J. Bacevich	Name:
Title: Managing Director	Title:

Second signature (if required):	Second signature (if required):

By:
By:	Name:
Name:	Title:
Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:	Hartford Series Fund, Inc., on behalf of Hartford Total Return Bond HLS Fund
By Hartford Investment Management Company,
Its Subadvisor

If executing as an Extending Term Lender:	If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:	Amount of Revolving Commitment:
$3,072,806.14
$
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:	Amount of Revolving Commitment to be extended:
$3,072,806.14
$

By:	/s/ Michael J. Bacevich	By:
Name: Michael J. Bacevich	Name:
Title: Managing Director	Title:

Second signature (if required):	Second signature (if required):

By:
By:	Name:
Name:	Title:
Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:	The Investment and Administrative Committee of The Walt Disney Company Sponsored Qualified Benefit Plans and Key Employees Deferred Compensation and Retirement Plan
By: Hartford Investment Management Company
Its Investment Manager

If executing as an Extending Term Lender:	If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:	Amount of Revolving Commitment:
$176,984.75
$
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:	Amount of Revolving Commitment to be extended:
$176,984.75
$

By:	/s/ Michael J. Bacevich	By:
Name: Michael J. Bacevich	Name:
Title: Managing Director	Title:

Second signature (if required):	Second signature (if required):

By:
By:	Name:
Name:	Title:
Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:	Hartford Institutional Trust, on behalf of its Floating Rate Bank Loan Series
By: Hartford Investment Management Company
Its Investment Manager

If executing as an Extending Term Lender:	If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:	Amount of Revolving Commitment:
$643,034.61
$
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:	Amount of Revolving Commitment to be extended:
$643,034.61
$

By:	/s/ Michael J. Bacevich	By:
Name: Michael J. Bacevich	Name:
Title: Managing Director	Title:

Second signature (if required):	Second signature (if required):

By:
By:	Name:
Name:	Title:
Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:	State Board of Administration of Florida
By: Hartford Investment Management Company,
Its Investment Manager

If executing as an Extending Term Lender:	If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:	Amount of Revolving Commitment:
$1,551,081.27
$
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:	Amount of Revolving Commitment to be extended:
$1,551,081.27
$

By:	/s/ Michael J. Bacevich	By:
Name: Michael J. Bacevich	Name:
Title: Managing Director	Title:

Second signature (if required):	Second signature (if required):

By:
By:	Name:
Name:	Title:
Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:	Stedman Loan Fund II, Ltd

If executing as an Extending Term Lender:		If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:		Amount of Revolving Commitment:
$4,790,844.45
$
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:		Amount of Revolving Commitment to be extended:
$4,790,844.45
$

By:	/s/ Andrew Valko	By:
	Name: Andrew Valko	Name:
	Title: Attorney-In-Fact	Title:

Second signature (if required):		Second signature (if required):

By:
By:	/s/ NA	Name:
	Name:	Title:
Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:	The Hartford Mutual Funds, Inc., on behalf of The Hartford Floating Rate Fund
By Hartford Investment Management Company, its Sub-advisor

If executing as an Extending Term Lender:	If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:	Amount of Revolving Commitment:
$18,969,580.54
$
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:	Amount of Revolving Commitment to be extended:
$18,969,580.54
$

By:	/s/ Michael J. Bacevich	By:
Name: Michael J. Bacevich	Name:
Title: Managing Director	Title:

Second signature (if required):	Second signature (if required):

By:
By:	Name:
Name:	Title:
Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:	Brentwood CLO Ltd.
By: Highland Capital Management, LP., As Collateral Manager
By: Strand Advisors, Inc.,
Its General Partner

If executing as an Extending Term Lender:	If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:	Amount of Revolving Commitment:
$1,753,057.19
$
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:	Amount of Revolving Commitment to be extended:
$1,753,057.19
$

By:	/s/ Jason Post	By:
Name: Jason Post	Name:
Title: Operations Director	Title:

Second signature (if required):	Second signature (if required):

By:
By:	Name:
Name:	Title:
Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:	Eastland CLO, Ltd.
By: Highland Capital Management LP., As Collateral Manager
By: Strand Advisors, Inc.,
Its General Partner

If executing as an Extending Term Lender:	If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:	Amount of Revolving Commitment:
$3,011,675.34
$
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:	Amount of Revolving Commitment to be extended:
$3,011,675.34
$

By:	/s/ Jason Post	By:
Name: Jason Post	Name:
Title: Operations Director	Title:

Second signature (if required):	Second signature (if required):

By:
By:	Name:
Name:	Title:
Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:	Grayson CLO, Ltd.
By: Highland Capital Management, LP., As Collateral Manager
By: Strand Advisors, Inc.,
Its General Partner

If executing as an Extending Term Lender:	If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:	Amount of Revolving Commitment:
$6,159,028.49
$
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:	Amount of Revolving Commitment to be extended:
$6,159,028.49
$

By:	/s/ Jason Post	By:
Name: Jason Post	Name:
Title: Operations Director	Title:

Second signature (if required):	Second signature (if required):

By:
By:	Name:
Name:	Title:
Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:	Liberty CLO, Ltd.
	By:	Highland Capital Management, L.P.
As Collateral Manager
	By:	Strand Advisors, Inc., Its General Partner

If executing as an Extending Term Lender:			If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:			Amount of Revolving Commitment:
$1,721,933.82
$
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:			Amount of Revolving Commitment to be extended:
$1,721,933.82
$

By:	/s/ Jason Post		By:
	Name:	JASON POST	Name:
	Title:	OPERATIONS DIRECTOR	Title:

Second signature (if required):			Second signature (if required):

By:
By:			Name:
	Name:		Title:
Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:	Loan Star State Trust
	By:	Highland Capital Management, L.P., As Collateral Manager
	By:	Strand Advisors, Inc., Its Investment Advisor

If executing as an Extending Term Lender:	If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:	Amount of Revolving Commitment:
$1,979,643.77
$
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:	Amount of Revolving Commitment to be extended:
$1,979,643.77
$

By:	/s/ Jason Post	By:
Name: JASON POST	Name:
Title: OPERATIONS DIRECTOR	Title:

Second signature (if required):	Second signature (if required):

By:
By:	Name:
Name:	Title:
Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:	Longhorn Credit Funding LLC
	By:	Highland Capital Management, L.P., As Collateral Manager
	By:	Strand Advisors, Inc.
Its General Partner

If executing as an Extending Term Lender:	If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:	Amount of Revolving Commitment:
$1,979,643.17
$
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:	Amount of Revolving Commitment to be extended:
$1,979,643.17
$

By:	/s/ Jason Post	By:
Name: JASON POST	Name:
Title: OPERATIONS DIRECTOR	Title:

Second signature (if required):	Second signature (if required):

By:
By:	Name:
Name:	Title:
Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:	Republic Loan Funding, LTD.
By: Highland Capital Management, L.P. As Collateral Manager
	By:	Strand Advisors, Inc., Its General Partner

If executing as an Extending Term Lender:	If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:	Amount of Revolving Commitment:
$2,693,298.79
$
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:	Amount of Revolving Commitment to be extended:
$2,693,298.79
$

By:	/s/ Jason Post	By:
Name: JASON POST	Name:
Title: OPERATIONS DIRECTOR	Title:

Second signature (if required):	Second signature (if required):

By:
By:	Name:
Name:	Title:
Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:	Rockwall CDO LTD.
By: Highland Capital Management, L.P. As Collateral Manager
	By:	Strand Advisors, Inc., It’s General Partner

If executing as an Extending Term Lender:	If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:	Amount of Revolving Commitment:
$2,639,583.64
$
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:	Amount of Revolving Commitment to be extended:
$2,639,583.64
$

By:	/s/ Jason Post	By:
Name: JASON POST	Name:
Title: OPERATIONS DIRECTOR	Title:

Second signature (if required):	Second signature (if required):

By:
By:	Name:
Name:	Title:
Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:	Stratford CLO, Ltd.
By: Highland Capital Management, L.P., As Collateral Manager
By: Strand Advisors, Inc., Its General Partner

If executing as an Extending Term Lender:	If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:	Amount of Revolving Commitment:
$1,773,020.08
$
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:	Amount of Revolving Commitment to be extended:
$1,773,020.08
$

By:	/s/ Jason Post	By:
Name: JASON POST	Name:
Title: OPERATIONS DIRECTOR	Title:

Second signature (if required):	Second signature (if required):

By:
By:	Name:
Name:	Title:
Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:	Bacchus (US) 2006-1, Ltd.

If executing as an Extending Term Lender:			If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:			Amount of Revolving Commitment:
$2,646,154.13
$
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:			Amount of Revolving Commitment to be extended:
$2,646,154.13
$

By:	/s/ James Hua		By:
	Name: James Hua		Name:
	Title: Portfolio Manager		Title:

Second signature (if required):			Second signature (if required):

By:
By:	/s/ James Y. Hua		Name:
	Name:	JAMES Y. HUA	Title:
	Title:	AUTHORIZED SIGNATORY
IKB CAPITAL CORPORATION

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:	ING International (II) – Senior Bank Loans Euro

If executing as an Extending Term Lender:	If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:	Amount of Revolving Commitment:
$1,132,160
$
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:	Amount of Revolving Commitment to be extended:
$1,132,160
$

By:	/s/ Josh Mahon	By:
Name: Josh Mahon	Name:
Title: Assistant Vice President	Title:

Second signature (if required):	Second signature (if required):

By:
By:	Name:
Name:	Title:
Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:	ING Investment Management CLO I, Ltd.

If executing as an Extending Term Lender:	If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:	Amount of Revolving Commitment:
$1,742,125
$
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:	Amount of Revolving Commitment to be extended:
$1,742,125
$

By:	/s/ Josh Mahon	By:
Name: Josh Mahon	Name:
Title: Assistant Vice President	Title:

Second signature (if required):	Second signature (if required):

By:
By:	Name:
Name:	Title:
Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:	ING Investment Management CLO II, LTD

If executing as an Extending Term Lender:	If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:	Amount of Revolving Commitment:
$1,746,491
$
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:	Amount of Revolving Commitment to be extended:
$1,746,491
$

By:	/s/ Josh Mahon	By:
Name: Josh Mahon	Name:
Title: Assistant Vice President	Title:

Second signature (if required):	Second signature (if required):

By:
By:	Name:
Name:	Title:
Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:  ING Investment Management CLO III, LTD

If executing as an Extending Term Lender:	If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:	Amount of Revolving Commitment:
$2,407,504
$
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:	Amount of Revolving Commitment to be extended:
$2,407,504
$

By:	/s/ Josh Mahon	By:
Name: Josh Mahon	Name:
Title: Assistant Vice President	Title:

Second signature (if required):	Second signature (if required):

By:
By:	Name:
Name:	Title:
Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:  ING Investment Management CLO IV, LTD

If executing as an Extending Term Lender:	If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:	Amount of Revolving Commitment:
$943,765
$
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:	Amount of Revolving Commitment to be extended:
$943,765
$

By:	/s/ Josh Mahon	By:
Name: Josh Mahon	Name:
Title: Assistant Vice President	Title:

Second signature (if required):	Second signature (if required):

By:
By:	Name:
Name:	Title:
Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:  ING Investment Management CLO V, LTD

If executing as an Extending Term Lender:	If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:	Amount of Revolving Commitment:
$1,764,133
$
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:	Amount of Revolving Commitment to be extended:
$1,764,133
$

By:	/s/ Josh Mahon	By:
Name: Josh Mahon	Name:
Title: Assistant Vice President	Title:

Second signature (if required):	Second signature (if required):

By:
By:	Name:
Name:	Title:
Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:  ING Investment Trust Co. Plan for Employee Benefit Investment Funds — Senior Loan Fund

If executing as an Extending Term Lender:	If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:	Amount of Revolving Commitment:
$1,907,558
$
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:	Amount of Revolving Commitment to be extended:
$1,907,558
$

By:	/s/ Josh Mahon	By:
Name: Josh Mahon	Name:
Title: Assistant Vice President	Title:

Second signature (if required):	Second signature (if required):

By:
By:	Name:
Name:	Title:
Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:	AVALON CAPITAL LTD. 3
By: INVESCO Senior Secured Management, Inc.
As Asset Manager

If executing as an Extending Term Lender:	If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:	Amount of Revolving Commitment:
$
$
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:	Amount of Revolving Commitment to be extended:
$
$

By:	By:
Name:	Name:
Title:	Title:

Second signature (if required):	Second signature (if required):

By:
By:	Name:
Name:	Title:
Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$2081.55

By:	/s/ [ILLEGIBLE]
Name:
Title:

Second signature (if required):

By:	/s/ Thomas Ewald
Name: Thomas Ewald
Title: Authorized Signatory

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:  JPMorgan Chase Bank, N.A.

If executing as an Extending Term Lender:	If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:	Amount of Revolving Commitment:
$11,564,094.46
$50,000,000.00
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:	Amount of Revolving Commitment to be extended:
$11,564,094.46
$50,000,000.00

By:	/s/ Anthony W. Bartell	By:	/s/ Anthony W. Bartell
Name: Anthony W. Bartell	Name: Anthony W. Bartell
Title: Vice President	Title: Vice President

Second signature (if required):	Second signature (if required):

By:
By:	Name:
Name:	Title:
Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:  KATONAH 2007-I CLO LTD.

If executing as an Extending Term Lender:	If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:	Amount of Revolving Commitment:
$1,773,020.08
$
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:	Amount of Revolving Commitment to be extended:
$1,773,020.08
$

By:	/s/ Daniel Gilligan	By:
Name: DANIEL GILLIGAN	Name:
Title: Authorized Officer	Title:
Katonah Debt Advisors, L.L.C. As Manager

Second signature (if required):	Second signature (if required):

By:
By:	Name:
Name:	Title:
Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:  KATONAH IX CLO LTD.

If executing as an Extending Term Lender:	If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:	Amount of Revolving Commitment:
$1,750,879.59
$
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:	Amount of Revolving Commitment to be extended:
$1,750,879.59
$

By:	/s/ Daniel Gilligan	By:
Name: DANIEL GILLIGAN	Name:
Title: Authorized Officer	Title:
Katonah Debt Advisors, L.L.C. As Manager

Second signature (if required):	Second signature (if required):

By:
By:	Name:
Name:	Title:
Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:  KATONAH VII CLO LTD.

If executing as an Extending Term Lender:	If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:	Amount of Revolving Commitment:
$1,755,289.87
$
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:	Amount of Revolving Commitment to be extended:
$1,755,289.87
$

By:	/s/ Daniel Gilligan	By:
Name: DANIEL GILLIGAN	Name:
Title: Authorized Officer	Title:
Katonah Debt Advisors, L.L.C. As Manager

Second signature (if required):	Second signature (if required):

By:
By:	Name:
Name:	Title:
Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:  KATONAH VIII CLO LTD.

If executing as an Extending Term Lender:	If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:	Amount of Revolving Commitment:
$1,748,707.53
$
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:	Amount of Revolving Commitment to be extended:
$1,748,707.53
$

By:	/s/ Daniel Gilligan	By:
Name: DANIEL GILLIGAN	Name:
Title: Authorized Officer	Title:
Katonah Debt Advisors, L.L.C. As Manager

Second signature (if required):	Second signature (if required):

By:
By:	Name:
Name:	Title:
Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:  KATONAH X CLO LTD.

If executing as an Extending Term Lender:	If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:	Amount of Revolving Commitment:
$3,510,579.75
$
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:	Amount of Revolving Commitment to be extended:
$3,510,579.75
$

By:	/s/ Daniel Gilligan	By:
Name: DANIEL GILLIGAN	Name:
Title: Authorized Officer	Title:
Katonah Debt Advisors, L.L.C.
As Manager
Second signature (if required):	Second signature (if required):

By:
By:	Name:
Name:	Title:
Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:	LCM I LIMITED PARTNERSHIP
By: Lyon Capital Management LLC,
As Collateral Manager

If executing as an Extending Term Lender:		If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:		Amount of Revolving Commitment:
$
$
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:		Amount of Revolving Commitment to be extended:
$FULL
$

LYON CAPITAL MANAGEMENT LLC
By:	/s/ Sophie A.Venon	By:
	Name: Sophie A.venon	Name:
	Title: Portfolio Manager	Title:

Second signature (if required):		Second signature (if required):

By:
By:	N/A	Name:
	Name:	Title:
Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:	LCM II LIMITED PARTNERSHIP
By: Lyon Capital Management LLC,
As Collateral Manager

If executing as an Extending Term Lender:	If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:	Amount of Revolving Commitment:
$
$
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:	Amount of Revolving Commitment to be extended:
$FULL
$

LYON CAPITAL MANAGEMENT LLC
By:	/s/ Sophie A. Venon	By:
Name: Sophie A. Venon	Name:
Title: Portfolio Manager	Title:

Second signature (if required):	Second signature (if required):

By:
By:	Name:
Name:	Title:
Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:	LCM III, Ltd.
By: Lyon Capital Management LLC,
As Collateral Manager

If executing as an Extending Term Lender:	If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:	Amount of Revolving Commitment:
$
$
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:	Amount of Revolving Commitment to be extended:
$FULL
$

LYON CAPITAL MANAGEMENT LLC
By:	/s/ Sophie A. Venon	By:
Name: Sophie A. Venon	Name:
Title: Portfolio Manager	Title:

Second signature (if required):	Second signature (if required):

By:
By:	Name:
Name:	Title:
Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:	LCM IV, Ltd.
By: Lyon Capital Management LLC,
As Collateral Manager

If executing as an Extending Term Lender:	If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:	Amount of Revolving Commitment:
$
$
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:	Amount of Revolving Commitment to be extended:
$FULL
$

LYON CAPITAL MANAGEMENT LLC
By:	/s/ Sophie A. Venon	By:
Name: Sophie A. Venon	Name:
Title: Portfolio Manager	Title:

Second signature (if required):	Second signature (if required):

By:	By:
Name:	Name:
Title:	Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:	LCM V LTD.
By: Lyon Capital Management LLC,
As Collateral Manager

If executing as an Extending Term Lender:	If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:	Amount of Revolving Commitment:
$
$
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:	Amount of Revolving Commitment to be extended:
$FULL
$

LYON CAPITAL MANAGEMENT LLC
By:	/s/ Sophie A. Venon	By:
Name: Sophie A. Venon	Name:
Title: Portfolio Manager	Title:

Second signature (if required):	Second signature (if required):

By:
By:	Name:
Name:	Title:
Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:	LCM VI, LTD.
By: Lyon Capital Management LLC,
As Collateral Manager

If executing as an Extending Term Lender:	If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:	Amount of Revolving Commitment:
$
$
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:	Amount of Revolving Commitment to be extended:
$FULL
$
LYON CAPITAL MANAGEMENT LLC
By:	/s/ Sophie A. Venon	By:
Name: Sophie A. Venon	Name:
Title: Portfolio Manager	Title:

Second signature (if required):	Second signature (if required):

By:
By:	Name:
Name:	Title:
Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:	Venture IV CDO Limited
By its investment advisor,
MJX Asset Management LLC

If executing as an Extending Term Lender:	If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:	Amount of Revolving Commitment:
$
$
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:	Amount of Revolving Commitment to be extended:
$3,278,215.71 (100%)
$

By:	/s/ Hans L. Christensen	By:
Name: Hans L. Christensen	Name:
Title: Chief Investment Officer	Title:

Second signature (if required):	Second signature (if required):

By:
By:	Name:
Name:	Title:
Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:	Veer Cash Flow CLO, Limited
By its investment advisor,
MJX Asset Management

If executing as an Extending Term Lender:	If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:	Amount of Revolving Commitment:
$
$
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:	Amount of Revolving Commitment to be extended:
$445,499.35 (100%)
$

By:	/s/ Hans L. Christensen	By:
Name: Hans L. Christensen	Name:
Title: Chief Investment Officer	Title:

Second signature (if required):	Second signature (if required):

By:
By:	Name:
Name:	Title:
Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:	Venture II CDO 2002, Limited
By its investment advisor,
MJX Asset Management LLC

If executing as an Extending Term Lender:	If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:	Amount of Revolving Commitment:
$
$
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:	Amount of Revolving Commitment to be extended:
$2,859,548.94 (100%)
$

By:	/s/ Hans L. Christensen	By:
Name: Hans L. Christensen	Name:
Title: Chief Investment Officer	Title:

Second signature (if required):	Second signature (if required):

By:
By:	Name:
Name:	Title:
Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:	Venture IX CDO, Limited
By its investment advisor,
MJX Asset Management LLC

If executing as an Extending Term Lender:	If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:	Amount of Revolving Commitment:
$
$
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:	Amount of Revolving Commitment to be extended:
$2,888,758.43 (100%)
$

By:	/s/ Hans L. Christensen	By:
Name: Hans L. Christensen	Name:
Title: Chief Investment Officer	Title:

Second signature (if required):	Second signature (if required):

By:
By:	Name:
Name:	Title:
Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:	Venture V CDO Limited
By its investment advisor,
MJX Asset Management LLC

If executing as an Extending Term Lender:	If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:	Amount of Revolving Commitment:
$
$
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:	Amount of Revolving Commitment to be extended:
$3,281,000.08 (100%)
$

By:	/s/ Hans L. Christensen	By:
Name: Hans L. Christensen	Name:
Title: Chief Investment Officer	Title:

Second signature (if required):	Second signature (if required):

By:
By:	Name:
Name:	Title:
Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:	Venture VI CDO Limited
By its investment advisor,
MJX Asset Management LLC

If executing as an Extending Term Lender:	If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:	Amount of Revolving Commitment:
$
$
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:	Amount of Revolving Commitment to be extended:
$2,283,564.18 (100%)
$

By:	/s/ Hans L. Christensen	By:
Name: Hans L. Christensen	Name:
Title: Chief Investment Officer	Title:

Second signature (if required):	Second signature (if required):

By:
By:	Name:
Name:	Title:
Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:	Venture VII CDO Limited
By its investment advisor,
MJX Asset Management LLC

If executing as an Extending Term Lender:	If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:	Amount of Revolving Commitment:
$
$
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:	Amount of Revolving Commitment to be extended:
$3,581,559.71 (100%)
$

By:	/s/ Hans L. Christensen	By:
Name: Hans L. Christensen	Name:
Title: Chief Investment Officer	Title:

Second signature (if required):	Second signature (if required):

By:
By:	Name:
Name:	Title:
Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:	Venture VIII CDO, Limited
By its investment advisor,
MJX Asset Management LLC

If executing as an Extending Term Lender:	If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:	Amount of Revolving Commitment:
$
$
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:	Amount of Revolving Commitment to be extended:
$3,842,733.71 (100%)
$

By:	/s/ Hans L. Christensen	By:
Name: Hans L. Christensen	Name:
Title: Chief Investment Officer	Title:

Second signature (if required):	Second signature (if required):

By:
By:	Name:
Name:	Title:
Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:	Vista Leveraged Income Fund
By its investment advisor,
MJX Asset Management LLC

If executing as an Extending Term Lender:	If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:	Amount of Revolving Commitment:
$
$
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:	Amount of Revolving Commitment to be extended:
$1,827,733.38 (100%)
$

By:	/s/ Hans L. Christensen	By:
Name: Hans L. Christensen	Name:
Title: Chief Investment Officer	Title:

Second signature (if required):	Second signature (if required):

By:
By:	Name:
Name:	Title:
Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:	Confluent 3 Limited
By: Morgan Stanley Investment Management Inc.
as Investment Manager

If executing as an Extending Term Lender:	If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:	Amount of Revolving Commitment:
$3,128,395.43
$
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:	Amount of Revolving Commitment to be extended:
$3,128,395.43
$

By:	/s/ [ILLEGIBLE]	By:
Name:	Name:
Title:	Title:

Second signature (if required):	Second signature (if required):

By:
By:	Name:
Name:	Title:
Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:	Morgan Stanley Prime Income Trust

If executing as an Extending Term Lender:	If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:	Amount of Revolving Commitment:
$3,754,074.51
$
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:	Amount of Revolving Commitment to be extended:
$3,754,074.51
$

By:	/s/ [ILLEGIBLE]	By:
Name:	Name:
Title:	Title:

Second signature (if required):	Second signature (if required):

By:
By:	Name:
Name:	Title:
Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:	QUALCOMM Global Trading, Inc.
By: Morgan Stanley Investment Management
Inc. as Investment Manager

If executing as an Extending Term Lender:	If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:	Amount of Revolving Commitment:
$3,866,807.07
$
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:	Amount of Revolving Commitment to be extended:
$3,866,807.07
$

By:	/s/ [ILLEGIBLE]	By:
Name:	Name:
Title:	Title:

Second signature (if required):	Second signature (if required):

By:
By:	Name:
Name:	Title:
Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:  Natixis

If executing as an Extending Term Lender:		If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:		Amount of Revolving Commitment:
$13,264,239.4
$
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:		Amount of Revolving Commitment to be extended:
$13,264,239.4
$

By:	/s/ Frank Madden	By:
	Name: Frank Madden	Name:
	Title: Managing Director	Title:

Second signature (if required):		Second signature (if required):

By:
By:	/s/ Christian Paragot-Rieutort	Name:
	Name: Christian Paragot-Rieutort	Title:
Title: Associate Director

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:	Grand Central Asset Trust, LBAM Series

If executing as an Extending Term Lender:	If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:	Amount of Revolving Commitment:
$
$
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:	Amount of Revolving Commitment to be extended:
$
$

By:	By:
Name:	Name:
Title:	Title:

Second signature (if required):	Second signature (if required):

By:
By:	Name:
Name:	Title:
Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$4,443,743.47

By:	/s/ Adam Kaiser
Name: Adam Kaiser
Title: ATTORNEY-IN-FACT

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:     Airlie CLO 2006-I, Ltd.

If executing as an Extending Term Lender:	If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:	Amount of Revolving Commitment:
$
$
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:	Amount of Revolving Commitment to be extended:
$
$

By:	By:
Name:	Name:
Title:	Title:

Second signature (if required):	Second signature (if required):

By:
By:	Name:
Name:	Title:
Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$886,510.03

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:     LightPoint CLO 2004-I, Ltd.

If executing as an Extending Term Lender:	If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:	Amount of Revolving Commitment:
$
$
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:	Amount of Revolving Commitment to be extended:
$
$

By:	By:
Name:	Name:
Title:	Title:

Second signature (if required):	Second signature (if required):

By:
By:	Name:
Name:	Title:
Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$3,079,614.01

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:     LightPoint CLO III, Ltd.

If executing as an Extending Term Lender:	If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:	Amount of Revolving Commitment:
$
$
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:	Amount of Revolving Commitment to be extended:
$
$

By:	By:
Name:	Name:
Title:	Title:

Second signature (if required):	Second signature (if required):

By:
By:	Name:
Name:	Title:
Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$3,919,781.71

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:     LightPoint CLO IV, Ltd.

If executing as an Extending Term Lender:	If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:	Amount of Revolving Commitment:
$
$
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:	Amount of Revolving Commitment to be extended:
$
$

By:	By:
Name:	Name:
Title:	Title:

Second signature (if required):	Second signature (if required):

By:
By:	Name:
Name:	Title:
Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$4,355,313.01

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:     LightPoint CLO V, Ltd.

If executing as an Extending Term Lender:	If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:	Amount of Revolving Commitment:
$
$
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:	Amount of Revolving Commitment to be extended:
$
$

By:	By:
Name:	Name:
Title:	Title:

Second signature (if required):	Second signature (if required):

By:
By:	Name:
Name:	Title:
Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$742,016.31

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:   LightPoint CLO VIII, Ltd.

If executing as an Extending Term Lender:	If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:	Amount of Revolving Commitment:
$
$
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:	Amount of Revolving Commitment to be extended:
$
$

By:	By:
Name:	Name:
Title:	Title:

Second signature (if required):	Second signature (if required):

By:
By:	Name:
Name:	Title:
Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$443,255.03

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:

New York Life Insurance and Annuity Corporation

By: New York Life Investment Management LLC, its Investment Manager

If executing as an Extending Term Lender:		If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:		Amount of Revolving Commitment:

$2,386,560.81		$

Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:		Amount of Revolving Commitment to be extended:

$
$2,386,560.81
By:
Name:
Title:
By:	/s/ Elizabeth A. Standbridge
Name:	Elizabeth A. Standbridge	Second signature (if required):
Title:	Director
By:
Second signature (if required):		Name:
Title:
By:
Name:
Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:

Flatiron CLO 2007-1 Ltd.

By: New York Life Investment Management LLC,

as Portfolio Manager and Attorney-in-Fact

If executing as an Extending Term Lender:		If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:		Amount of Revolving Commitment:

$1,766,348.99		$

Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:		Amount of Revolving Commitment to be extended:

$
$1,766,348.99
By:
Name:
Title:
By:	/s/ Elizabeth A. Standbridge
Name:	Elizabeth A. Standbridge	Second signature (if required):
Title:	Director
By:
Second signature (if required):		Name:
Title:
By:
Name:
Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:

MainStay Floating Rate Fund, a series of Eclipse Funds Inc.

By: New York Life Investment Management LLC

If executing as an Extending Revolving Lender:
If executing as an Extending Term Lender:
Amount of Revolving Commitment:
Amount of Tranche B Term Loans held:
$
$3,495,254.18
Amount of Revolving Commitment to be extended:
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:		$

$3,495,254.18
By:
Name:
Title:
By:	/s/ Elizabeth A. Standbridge
Name:	Elizabeth A. Standbridge	Second signature (if required):
Title:	Director
By:
Second signature (if required):		Name:
Title:
By:
Name:
Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:

MainStay VP Floating Rate Portfolio, a series of MainStay VP Series Fund, Inc.

By: New York Life Investment Management LLC

If executing as an Extending Term Lender:			If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:			Amount of Revolving Commitment:

$2,197,458.89			$

Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:			Amount of Revolving Commitment to be extended:
$
$2,197,458.89
By:
Name:
Title:

By:	/s/ Elizabeth A. Standbridge		Second signature (if required):
Name:	Elizabeth A. Standbridge
Title:	Director		By:
Name:
Title:
Second signature (if required):

By:
Name:
Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender: New York Life Insurance Company

If executing as an Extending Term Lender:			If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:			Amount of Revolving Commitment:

$4,371,340.86			$

Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:			Amount of Revolving Commitment to be extended:
$
$4,371,340.86
By:
Name:
Title:

By:	/s/ Elizabeth A. Standbridge		Second signature (if required):
Name:	Elizabeth A. Standbridge
Title:	Corporate Vice President		By:
Name:
Title:
Second signature (if required):

By:
Name:
Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:

NYLIM Flatiron CLO 2003-1 Ltd

By: New York Life Investment Management LLC,

as Collateral Manager and Attorney-in-Fact

If executing as an Extending Term Lender:			If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:			Amount of Revolving Commitment:

$2,434,102.77			$

Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:			Amount of Revolving Commitment to be extended:
$
$2,434,102.77
By:
Name:
Title:

By:	/s/ Elizabeth A. Standbridge		Second signature (if required):
Name:	Elizabeth A. Standbridge
Title:	Director		By:
Name:
Title:
Second signature (if required):

By:
Name:
Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:

NYLIM Flatiron CLO 2004-1 Ltd

By: New York Life Investment Management LLC,

as Collateral Manager and Attorney-in-Fact

If executing as an Extending Term Lender:			If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:			Amount of Revolving Commitment:

$2,413,987.33			$

Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:			Amount of Revolving Commitment to be extended:
$
$2,413,987.33
By:
Name:
Title:

By:	/s/ Elizabeth A. Standbridge		Second signature (if required):
Name:	Elizabeth A. Standbridge
Title:	Director		By:
Name:
Title:
Second signature (if required):

By:
Name:
Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:

NYLIM Flatiron CLO 2005-1 Ltd.

By: New York Life Investment Management LLC,

as Collateral Manager and Attorney-in-Fact

If executing as an Extending Term Lender:			If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:			Amount of Revolving Commitment:

$3,164,911.56			$

Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:			Amount of Revolving Commitment to be extended:
$
$3,164,911.56
By:
Name:
Title:

By:	/s/ Elizabeth A. Standbridge		Second signature (if required):
Name:	Elizabeth A. Standbridge
Title:	Director		By:
Name:
Title:
Second signature (if required):

By:
Name:
Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:

NYLIM Flatiron CLO 2006-1 Ltd.

By: New York Life Investment Management LLC,

as Collateral Manager and Attorney-in-Fact

If executing as an Extending Term Lender:			If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:			Amount of Revolving Commitment:

$4,059,091.39			$

Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:			Amount of Revolving Commitment to be extended:
$
$4,059,091.39
By:
Name:
Title:

By:	/s/ Elizabeth A. Standbridge		Second signature (if required):
Name:	Elizabeth A. Standbridge
Title:	Director		By:
Name:
Title:
Second signature (if required):

By:
Name:
Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:

NYLIM Institutional Floating Rate Fund L.P

By: New York Life Investment Management, LLC, its Investment Manager

If executing as an Extending Term Lender:			If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:			Amount of Revolving Commitment:

$879,905.66			$

Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:			Amount of Revolving Commitment to be extended:
$
$879,905.66
By:
Name:
Title:

By:	/s/ Elizabeth A. Standbridge		Second signature (if required):
Name:	Elizabeth A. Standbridge
Title:	Director		By:
Name:
Title:
Second signature (if required):

By:
Name:
Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:

Silverado CLO 2006-II Limited

By: New York Life Investment Management LLC,

as Portfolio Manager and Attorney-in-Fact

If executing as an Extending Term Lender:			If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:			Amount of Revolving Commitment:

$1,333,123.05			$

Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:			Amount of Revolving Commitment to be extended:
$
$1,333,123.05
By:
Name:
Title:

By:	/s/ Elizabeth A. Standbridge		Second signature (if required):
Name:	Elizabeth A. Standbridge
Title:	Director		By:
Name:
Title:
Second signature (if required):

By:
Name:
Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:	Genesis CLO 2007-1 Ltd.	By: Ore Hill Partners LLC
Its: Investment Advisor

If executing as an Extending Term Lender:			If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:			Amount of Revolving Commitment:
$6,189,978.39
$

Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:			Amount of Revolving Commitment to be extended:
$6,189,978.39
$

By:	/s/ Claude A. Baum		By:
	Name:	Claude A. Baum, Esq.	Name:
	Title:	General Counsel	Title:
Ore Hill Partners LLC

Second signature (if required):			Second signature (if required):

By:
By:			Name:
	Name:		Title:
Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:	Fairway Loan Funding Company

If executing as an Extending Term Lender:	If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:	Amount of Revolving Commitment:
$9,155,554.51
$

Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:	Amount of Revolving Commitment to be extended:
$9,155,554.51
$

By:
Name:
Fairway Loan Funding Company	Title:
By:	Pacific Investment Management Company LLC,
as its Investment Advisor
Second signature (if required):

By:	/s/ Arthur Y.D. Ong	By:
Arthur Y.D. Ong	Name:
Executive Vice President	Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:	Loan Funding III (Delaware) LLC

If executing as an Extending Term Lender:		If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:		Amount of Revolving Commitment:
$3,924,310.94
$
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:		Amount of Revolving Commitment to be extended:
$3,924,310.94
$

By:
Name:
Title:
Loan Funding III (Delaware) LLC
By:	Pacific Investment Management Company LLC,	Second signature (if required):
as its Investment Advisor
By:
By:	/s/ Arthur Y.D. Ong	Name:
	Arthur Y.D. Ong	Title:
Executive Vice President

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:	Mayport CLO Ltd.

If executing as an Extending Term Lender:		If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:		Amount of Revolving Commitment:
$3,978,635.37
$
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:		Amount of Revolving Commitment to be extended:
$3,978,635.37
$

By:
Name:
Title:
Mayport CLO Ltd.
By:	Pacific Investment Management Company LLC,	Second signature (if required):
as its Investment Advisor
By:
By:	/s/ Arthur Y.D. Ong	Name:
	Arthur Y.D. Ong	Title:
Executive Vice President

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:	The Mars Pension

If executing as an Extending Term Lender:		If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:		Amount of Revolving Commitment:
$1,343,094.51
$
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:		Amount of Revolving Commitment to be extended:
$1,343,094.51
$

By:
Name:
Title:
The Mars Pension
By:	Pacific Investment Management Company LLC,
	as its Investment Advisor	Second signature (if required):

By:	/s/ Arthur Y.D. Ong	By:
	Arthur Y.D. Ong	Name:
	Executive Vice President	Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:	Pacific Life Insurance Company

If executing as an Extending Term Lender:		If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:		Amount of Revolving Commitment:
$6,409,104.62
$
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:		Amount of Revolving Commitment to be extended:
$6,409,104.62
$

By:	/s/ James P. Leasure	By:
	Name: James P. Leasure	Name:
	Title: Assistant Vice President	Title:

Second signature (if required):		Second signature (if required):

By:
By:	/s/ Peter S. Fiek	Name:
	Name: Peter S. Fiek	Title:
Title: Assistant Secretary

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:	PIMCO Cayman Bank Loan Fund

If executing as an Extending Term Lender:		If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:		Amount of Revolving Commitment:
$1,835,845.47
$
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:		Amount of Revolving Commitment to be extended:
$1,835,845.47
$

By:
Name:
Title:
PIMCO Cayman Bank Loan Fund
By:	Pacific Investment Management Company LLC,	Second signature (if required):
as its Investment Advisor
By:
By:	/s/ Arthur Y.D. Ong	Name:
	Arthur Y.D. Ong	Title:
Executive Vice President

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:	Portola CLO, Ltd.

If executing as an Extending Term Lender:		If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:		Amount of Revolving Commitment:
$6,180,301.68
$
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:		Amount of Revolving Commitment to be extended:
$6,180,301.68
$

By:
Name:
Title:
Portola CLO, Ltd.
By:	Pacific Investment Management Company LLC,	Second signature (if required):
as its Investment Advisor
By:
By:	/s/ Arthur Y.D. Ong	Name:
	Arthur Y.D. Ong	Title:
Executive Vice President

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:	Southport CLO, Limited

If executing as an Extending Term Lender:		If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:		Amount of Revolving Commitment:
$3,924,310.94
$
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:		Amount of Revolving Commitment to be extended:
$3,924,310.94
$

By:
Name:
Title:
Southport CLO, Limited
By:	Pacific Investment Management Company LLC,	Second signature (if required):
as its Investment Advisor
By:
By:	/s/ Arthur Y.D. Ong	Name:
	Arthur Y.D. Ong	Title:
Executive Vice President

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:	Stichting Mars Pensioenfonds

If executing as an Extending Term Lender:		If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:		Amount of Revolving Commitment:
$646,675.19
$
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:		Amount of Revolving Commitment to be extended:
$646,675.19
$

By:
Name:
Title:
Stichting Mars Pensioenfonds
By:	Pacific Investment Management Company LLC,	Second signature (if required):
as its Investment Advisor
By:
By:	/s/ Arthur Y.D. Ong	Name:
	Arthur Y.D. Ong	Title:
Executive Vice President

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:	Waveland – INGOTS, LTD.

If executing as an Extending Term Lender:	If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:	Amount of Revolving Commitment:
$
$
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:	Amount of Revolving Commitment to be extended:
$
$

By:	By:
Name:	Name:
Title:	Title:

Second signature (if required):	Second signature (if required):

By:
By:	Name:
Name:	Title:
Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$2,613,187.80

Waveland – INGOTS, LTD.
By:	Pacific Investment Management Company LLC,
as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Arthur Y.D. Ong
Executive Vice President

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:	PPM Grayhawk CLO, Ltd.

If executing as an Extending Term Lender:	If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:	Amount of Revolving Commitment:
$2,903,674.98
$
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:	Amount of Revolving Commitment to be extended:
$2,903,674.98
$

By:	/s/ Chris Kappas	By:
Name: Chris Kappas	Name:
Title: Managing Director	Title:

Second signature (if required):	Second signature (if required):

By:
By:	Name:
Name:	Title:
Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:	PPM Monarch Bay Funding LLC

If executing as an Extending Term Lender:	If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:	Amount of Revolving Commitment:
$1,742,125.21
$
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:	Amount of Revolving Commitment to be extended:
$1,742,125.21
$

By:	/s/ Stacy Lai	By:
Name: Stacy Lai	Name:
Title: Assistant Vice President	Title:

Second signature (if required):	Second signature (if required):

By:
By:	Name:
Name:	Title:
Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:	PPM Shadow Creek Funding LLC

If executing as an Extending Term Lender:	If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:	Amount of Revolving Commitment:
$2,177,656.51
$
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:	Amount of Revolving Commitment to be extended:
$2,177,665.51
$

By:	/s/ Stacy Lai	By:
Name: Stacy Lai	Name:
Title: Assistant Vice President	Title:

Second signature (if required):	Second signature (if required):

By:
By:	Name:
Name:	Title:
Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:	SERVES 2006-I Ltd.

If executing as an Extending Term Lender:	If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:	Amount of Revolving Commitment:
$3,048,719.10
$
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:	Amount of Revolving Commitment to be extended:
$3,048,719.10
$

By:	/s/ Chris Kappas	By:
Name: Chris Kappas	Name:
Title: Managing Director	Title:

Second signature (if required):	Second signature (if required):

By:
By:	Name:
Name:	Title:
Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:	Dryden IX – Senior Loan Fund 2005 p.l.c

If executing as an Extending Term Lender:			If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:			Amount of Revolving Commitment:
$1,208,036
$
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:			Amount of Revolving Commitment to be extended:
$1,208,036
$
By:	Prudential Investment Management, Inc.,
as Collateral Manager

	By:	/s/ [ILLEGIBLE]	By:
		Name:	Name:
		Title:	Title:

Second signature (if required):			Second signature (if required):

By:
	By:		Name:
		Name:	Title:
Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$

By:	Prudential Investment Management, Inc.,
as Collateral Manager

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:	Dryden V – Leveraged Loan CDO 2003

If executing as an Extending Term Lender:			If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:			Amount of Revolving Commitment:
$1,739,942
$
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:			Amount of Revolving Commitment to be extended:
$1,739,942
$
By:	Prudential Investment Management, Inc.,
as Collateral Manager

	By:	/s/ [ILLEGIBLE]	By:
		Name:	Name:
		Title:	Title:

Second signature (if required):			Second signature (if required):

By:
	By:		Name:
		Name:	Title:
Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$

By:	Prudential Investment Management, Inc.,
as Collateral Manager

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:	Dryden VII – Leveraged Loan CDO 2004

If executing as an Extending Term Lender:			If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:			Amount of Revolving Commitment:
$2,175,506
$
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:			Amount of Revolving Commitment to be extended:
$2,175,506
$
By:	Prudential Investment Management, Inc.,
as Collateral Manager

	By:	/s/ [ILLEGIBLE]	By:
		Name:	Name:
		Title:	Title:

Second signature (if required):			Second signature (if required):

By:
	By:		Name:
		Name:	Title:
Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$

By:	Prudential Investment Management, Inc.,
as Collateral Manager

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:	Dryden VIII – Leveraged Loan CDO 2005

If executing as an Extending Term Lender:			If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:			Amount of Revolving Commitment:
$1,210,219
$
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:			Amount of Revolving Commitment to be extended:
$1,210,219
$
By:	Prudential Investment Management, Inc.,
as Collateral Manager

	By:	/s/ George Edwards	By:
		Name:	Name:
		Title:	Title:

Second signature (if required):			Second signature (if required):

By:
	By:		Name:
		Name:	Title:
Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$

By:	Prudential Investment Management, Inc.,
as Collateral Manager

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:	Dryden XI – Leveraged Loan CDO 2006

If executing as an Extending Term Lender:			If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:			Amount of Revolving Commitment:
$2,528,873
$
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:			Amount of Revolving Commitment to be extended:
$2,528,873
$
By:	Prudential Investment Management, Inc.,
as Collateral Manager

	By:	/s/ [ILLEGIBLE]	By:
		Name:	Name:
		Title:	Title:

Second signature (if required):			Second signature (if required):

By:
	By:		Name:
		Name:	Title:
Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$

By:	Prudential Investment Management, Inc.,
as Collateral Manager

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:	Dryden XVIII Leveraged Loan 2007 Ltd.

If executing as an Extending Term Lender:			If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:			Amount of Revolving Commitment:
$1,077,493
$
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:			Amount of Revolving Commitment to be extended:
$1,077,493
$
By:	Prudential Investment Management, Inc.,
as Collateral Manager

	By:	/s/ [ILLEGIBLE]	By:
		Name:	Name:
		Title:	Title:

Second signature (if required):			Second signature (if required):

By:
	By:		Name:
		Name:	Title:
Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$

By:	Prudential Investment Management, Inc.,
as Collateral Manager

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:	Loan Funding V, LLC, for itself or as agent for Corporate Loan Funding V LLC

If executing as an Extending Term Lender:		If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:		Amount of Revolving Commitment:
$
$
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:		Amount of Revolving Commitment to be extended:
$
$
By:	Prudential Investment Management, Inc.,
as Portfolio Manager

By:		By:
Name:		Name:
Title:		Title:

Second signature (if required):		Second signature (if required):

By:
By:		Name:
Name:		Title:
Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$3,057,562

By:	Prudential Investment Management, Inc.,
as Portfolio Manager

	By:	/s/ [ILLEGIBLE]
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:	Prospero CLO I, B.V.

If executing as an Extending Term Lender:	If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:
$2,441,190.68	Amount of Revolving Commitment:

Amount of Tranche B Term Loans to be extended to the	$
Extended Term Loan Maturity Date:
$2,441,190.68	Amount of Revolving Commitment to be extended:

$

By:	/s/ Ronald Grobeck
Name: Ronald Grobeck	By:
Title: Managing Director	Name:
Title:

Second signature (if required):
Second signature (if required):

By:	By:
Name:	Name:
Title:	Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:	Prospero CLO II, B.V.

If executing as an Extending Term Lender:	If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:
$885,396.34	Amount of Revolving Commitment:

Amount of Tranche B Term Loans to be extended to the	$
Extended Term Loan Maturity Date:
$885,396.34	Amount of Revolving Commitment to be extended:

$

By:	/s/ Ronald Grobeck
Name: Ronald Grobeck	By:
Title: Managing Director	Name:
Title:

Second signature (if required):
Second signature (if required):

By:	By:
Name:	Name:
Title:	Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:	Veritas CLO I, LTD

If executing as an Extending Term Lender:	If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:
$2,542,612.76	Amount of Revolving Commitment:

Amount of Tranche B Term Loans to be extended to the	$
Extended Term Loan Maturity Date:
$2,542,612.76	Amount of Revolving Commitment to be extended:

$

By:	/s/ Ronald Grobeck
Name: Ronald Grobeck	By:
Title: Managing Director	Name:
Title:

Second signature (if required):
Second signature (if required):

By:	By:
Name:	Name:
Title:	Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:	Veritas CLO II, Ltd

If executing as an Extending Term Lender:	If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:
$2,473,953.16	Amount of Revolving Commitment:

Amount of Tranche B Term Loans to be extended to the	$
Extended Term Loan Maturity Date:
$2,473,953.16	Amount of Revolving Commitment to be extended:

$

By:	/s/ Ronald Grobeck
Name: Ronald Grobeck	By:
Title: Managing Director	Name:
Title:

Second signature (if required):
Second signature (if required):

By:	By:
Name:	Name:
Title:	Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:	[ILLEGIBLE]

If executing as an Extending Term Lender:	If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:	Amount of Revolving Commitment:
$3,541,585.33
$
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:	Amount of Revolving Commitment to be extended:
$3,500,000
$

By:	/s/ Bradley Kane	By:
Name: Bradley Kane	Name:
Title: Portfolio Manager	Title:

Second signature (if required):	Second signature (if required):

By:
By:	Name:
Name:	Title:
Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:	[ILLEGIBLE]

If executing as an Extending Term Lender:	If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:	Amount of Revolving Commitment:
$2,763,547.29
$
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:	Amount of Revolving Commitment to be extended:
$2,750,000
$

By:	/s/ Bradley Kane	By:
Name: Bradley Kane	Name:
Title: Portfolio Manager	Title:

Second signature (if required):	Second signature (if required):

By:
By:	Name:
Name:	Title:
Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:	SENIOR DEBT PORTFOLIO
By: Boston Management and Research
as Investment Advisor

If executing as an Extending Term Lender:	If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:	Amount of Revolving Commitment:
$10,768,671.67
$
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:	Amount of Revolving Commitment to be extended:
$10,768,671.67
$

By:	/s/ Michael B. Botthof	By:
Name: Michael B. Botthof	Name:
Title: Vice President	Title:

Second signature (if required):	Second signature (if required):

By:
By:	Name:
Name:	Title:
Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:	THE NORINCHUKIN BANK, NEW YORK BRANCH,
through State Street Bank and Trust Company N.A. as Fiduciary Custodian
By: Eaton Vance Management, Attorney-in-fact

If executing as an Extending Term Lender:	If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:	Amount of Revolving Commitment:
$3,964,693.30
$
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:	Amount of Revolving Commitment to be extended:
$
$

By:	/s/ Michael B. Botthof	By:
Name: Michael B. Botthof	Name:
Title: Vice President	Title:

Second signature (if required):	Second signature (if required):

By:
By:	Name:
Name:	Title:
Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:	Symphony CLO I
By: Symphony Asset Management, LLC

If executing as an Extending Term Lender:	If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:	Amount of Revolving Commitment:
$2,330,556.59
$
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:	Amount of Revolving Commitment to be extended:
$2,330,556.59
$

By:	/s/ Gunther Stein	By:
Name: Gunther Stein	Name:
Title: CLO	Title:

Second signature (if required):	Second signature (if required):

By:
By:	Name:
Name:	Title:
Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:	Symphony CLO II
By: Symphony Asset Management, LLC

If executing as an Extending Term Lender:	If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:	Amount of Revolving Commitment:
$1,378,798.86
$
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:	Amount of Revolving Commitment to be extended:
$1,378,798.86
$

By:	/s/ Gunther Stein	By:
Name: Gunther Stein	Name:
Title: CLO	Title:

Second signature (if required):	Second signature (if required):

By:
By:	Name:
Name:	Title:
Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:	Symphony CLO V
By:	Symphony Asset Management, LLC

If executing as an Extending Term Lender:	If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:	Amount of Revolving Commitment:
$843,553.31
$
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:	Amount of Revolving Commitment to be extended:
$843,553.31
$

By:	/s/ Gunther Stein	By:
Name: Gunther Stein	Name:
Title: CLO	Title:

Second signature (if required):	Second signature (if required):

By:
By:	Name:
Name:	Title:
Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:	Symphony CLO VI
By:	Symphony Asset Management, LLC

If executing as an Extending Term Lender:	If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:	Amount of Revolving Commitment:
$2,264,117.56
$
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:	Amount of Revolving Commitment to be extended:
$2,264,117.56
$

By:	/s/ Gunther Stein	By:
Name: Gunther Stein	Name:
Title: CLO	Title:

Second signature (if required):	Second signature (if required):

By:
By:	Name:
Name:	Title:
Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:	Symphony Credit Opportunities Fund
By:	Symphony Asset Management, LLC

If executing as an Extending Term Lender:	If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:	Amount of Revolving Commitment:
$4,802,975.63
$
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:	Amount of Revolving Commitment to be extended:
$4,802,975.63
$

By:	/s/ Gunther Stein	By:
Name: Gunther Stein	Name:
Title: CLO	Title:

Second signature (if required):	Second signature (if required):

By:
By:	Name:
Name:	Title:
Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender: The Bank of New York Mellon

If executing as an Extending Term Lender:	If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:	Amount of Revolving Commitment:
$4,692,593.16
$
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:	Amount of Revolving Commitment to be extended:
$4,692,593.16
$

By:	/s/ [ILLEGIBLE]	By:
Name: [ILLEGIBLE]	Name:
Title: Managing Director	Title:

Second signature (if required):	Second signature (if required):

By:
By:	Name:
Name:	Title:
Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$5,000,000.00

Amount of Tranche B Term Loans:
$

By:	/s/ [ILLEGIBLE]
Name: [ILLEGIBLE]
Title: Managing Director

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender: Trimaran CLO IV Ltd

If executing as an Extending Term Lender:	If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:	Amount of Revolving Commitment:
$1,077,974.35
$
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:	Amount of Revolving Commitment to be extended:
$1,077,974.35
$

By:	/s/ Dominick J. Mazzitelli	By:
Name: Dominick J. Mazzitelli	Name:
Title: Managing Director	Title:

Second signature (if required):	Second signature (if required):

By:
By:	Name:
Name:	Title:
Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender: Trimaran CLO V Ltd

If executing as an Extending Term Lender:	If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:	Amount of Revolving Commitment:
$52,884.51
$
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:	Amount of Revolving Commitment to be extended:
$52,884.51
$

By:	/s/ Dominick J. Mazzitelli	By:
Name: Dominick J. Mazzitelli	Name:
Title: Managing Director	Title:

Second signature (if required):	Second signature (if required):

By:
By:	Name:
Name:	Title:
Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender: Trimaran CLO VI Ltd

If executing as an Extending Term Lender:	If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:	Amount of Revolving Commitment:
$874,036.18
$
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:	Amount of Revolving Commitment to be extended:
$874,036.18
$

By:	/s/ Dominick J. Mazzitelli	By:
Name: Dominick J. Mazzitelli	Name:
Title: Managing Director	Title:

Second signature (if required):	Second signature (if required):

By:
By:	Name:
Name:	Title:
Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender: Trimaran CLO VII Ltd

If executing as an Extending Term Lender:	If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:	Amount of Revolving Commitment:
$2,608,116.92
$
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:	Amount of Revolving Commitment to be extended:
$2,608,116.92
$

By:	/s/ Dominick J. Mazzitelli	By:
Name: Dominick J. Mazzitelli	Name:
Title: Managing Director	Title:

Second signature (if required):	Second signature (if required):

By:
By:	Name:
Name:	Title:
Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender: UBS AG. Stamford Branch

If executing as an Extending Term Lender:			If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:			Amount of Revolving Commitment:
$997,435.90
$
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:			Amount of Revolving Commitment to be extended:
$997,435.90
$

By:	/s/ Marie A. Haddad		By:
	Name:	Marie A. Haddad	Name:
	Title:	Associate Director	Title:
Banking Products
Services. US

Second signature (if required):			Second signature (if required):

By:
By:	/s/ [ILLEGIBLE]		Name:
	Name: [ILLEGIBLE]		Title:
	Title:	Associate Director
Banking Products
Services. US

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:	VAN KAMPEN SENIOR INCOME TRUST By: Van Kampen Asset Management

If executing as an Extending Term Lender:	If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:	Amount of Revolving Commitment:
$7,195,683.52
$
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:	Amount of Revolving Commitment to be extended:
$7,195,683.52
$

By:	Philip Yarrow	By:
Name: PHILIP YARROW	Name:
Title: Executive Director	Title:

Second signature (if required):	Second signature (if required):

By:
By:	Name:
Name:	Title:
Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:	VAN KAMPEN
SENIOR LOAN FUND
By: Van Kampen Asset Management

If executing as an Extending Term Lender:	If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:	Amount of Revolving Commitment:
$1,830,328.42
$
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:	Amount of Revolving Commitment to be extended:
$1,830,328.42
$

By:	/s/ Philip Yarrow	By:
Name: PHILIP YARROW	Name:
Title: Executive Director	Title:

Second signature (if required):	Second signature (if required):

By:
By:	Name:
Name:	Title:
Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:	Virginia Retirement System

If executing as an Extending Term Lender:	If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:	Amount of Revolving Commitment:
$4,913,066.62
$
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:	Amount of Revolving Commitment to be extended:
$4,913,066.62
$

By:
Name:
Virginia Retirement System	Title:
By:	Pacific Investment Management Company LLC,
as its Investment Advisor	Second signature (if required):

By:	/s/ Arthur Y.D. Ong	By:
Arthur Y.D. Ong	Name:
Executive Vice President	Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:	[ILLEGIBLE]

If executing as an Extending Term Lender:	If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:	Amount of Revolving Commitment:
$1,994,871.79
$
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:	Amount of Revolving Commitment to be extended:
$1,994,871.79
$

By:	/s/ [ILLEGIBLE]	By:
Name: [ILLEGIBLE]	Name:
Title: Managing Director	Title:

Second signature (if required):	Second signature (if required):

By:
By:	Name:
Name:	Title:
Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:	ARCHIMEDES FUNDING III, LTD.

If executing as an Extending Term Lender:	If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:	Amount of Revolving Commitment:
$823,254.93
$
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:	Amount of Revolving Commitment to be extended:
$823,254.93
$

By:	West Gate Horizons Advisors LLC	By:
as Collateral Manager	Name:
Title:

By:	/s/ Cheryl A. Wasilewski
Name: Cheryl A. Wasilewski	Second signature (if required):
Title: Senior Credit Analyst
By:
Second signature (if required):	Name:
Title:

By:
Name:
Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:	ARCHIMEDES FUNDING IV (CAYMAN), LTD.

If executing as an Extending Term Lender:	If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:	Amount of Revolving Commitment:
$
$
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:	Amount of Revolving Commitment to be extended:
$
$
By:
By:	Name:
Name:	Title:
Title:

Second signature (if required):	Second signature (if required):

By:
By:	Name:
Name:	Title:
Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$3,424,954.69

By:	West Gate Horizons Advisors LLC
as Collateral Manager

By:	/s/ Cheryl A. Wasilewski
Name: Cheryl A. Wasilewski
Title: Senior Credit Analyst

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:	ENDURANCE CLO I, LTD.

If executing as an Extending Term Lender:	If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:	Amount of Revolving Commitment:
$2,613,187.84
$
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:	Amount of Revolving Commitment to be extended:
$2,613,187.84
$
By:	West Gate Horizons Advisors LLC
as Portfolio Manager	By:
Name:
Title:
By:	/s/ Cheryl A. Wasilewski
Name: Cheryl A. Wasilewski	Second signature (if required):
Title: Senior Credit Analyst
Second signature (if required):	By:
Name:
Title:
By:
Name:
Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:	OCEAN TRAILS CLO I

If executing as an Extending Term Lender:	If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:	Amount of Revolving Commitment:
$1,025,973.73
$
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:	Amount of Revolving Commitment to be extended:
$1,025,973.73
$
By:	West Gate Horizons Advisors LLC	By:
as Collateral Manager	Name:
Title:
By:	/s/ Cheryl A. Wasilewski
Name: Cheryl A. Wasilewski	Second signature (if required):
Title: Senior Credit Analyst
By:
Second signature (if required):	Name:
Title:

By:
Name:
Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:	OCEAN TRAILS CLO II

If executing as an Extending Term Lender:	If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:	Amount of Revolving Commitment:
$880,630.64
$
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:	Amount of Revolving Commitment to be extended:
$880,630.64
$
By:	West Gate Horizons Advisors LLC	By:
as Collateral Manager	Name:
Title:
By:	/s/ Cheryl A. Wasilewski
Name: Cheryl A. Wasilewski	Second signature (if required):
Title: Senior Credit Analyst
By:
Second signature (if required):	Name:
Title:

By:
Name:
Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT

Name of Lender:	WG HORIZONS CLO I

If executing as an Extending Term Lender:	If executing as an Extending Revolving Lender:

Amount of Tranche B Term Loans held:	Amount of Revolving Commitment:
$3,484,250.44
$
Amount of Tranche B Term Loans to be extended to the Extended Term Loan Maturity Date:	Amount of Revolving Commitment to be extended:
$3,484,250.44
$
By:	West Gate Horizons Advisors LLC	By:
as Manager	Name:
Title:
By:	/s/ Cheryl A. Wasilewski
Name: Cheryl A. Wasilewski	Second signature (if required):
Title: Senior Credit Analyst
By:
Second signature (if required):	Name:
Title:

By:
Name:
Title:

If executing solely as a Non-Extended Consenting Lender:

Amount of Revolving Commitment:
$

Amount of Tranche B Term Loans:
$

By:
Name:
Title:

Second signature (if required):

By:
Name:
Title: